STATE STREET RESEARCH FUNDS

One Financial Center

Boston, Massachusetts 02111

November 10, 2004

Dear Shareholder:

You are cordially invited to attend a special shareholder meeting (the “Special Meeting”) of the State Street Research Asset Allocation Fund (the “SSR Fund”), a series of the State Street Research Income Trust, to be held on December 27, 2004. Before the meeting, I would like to provide you with additional background and ask for your vote on an important proposal affecting your fund.

As you know, the SSR Fund is advised by State Street Research & Management Company (“SSRM”). The proposal you will be asked to consider at the meeting arises from the fact that SSRM’s parent company, MetLife, Inc.®, announced on August 26, 2004 that it agreed to sell SSRM to BlackRock, Inc. (“BlackRock”), one of the largest publicly traded investment management firms in the U.S. Based in New York, BlackRock is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc. BlackRock currently manages assets for institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

The proposal you will be asked to consider at the meeting, as described in the enclosed Combined Prospectus/Proxy Statement, is the proposed reorganization (the “Reorganization”) of the SSR Fund into the BlackRock Balanced Portfolio (the “BlackRock Fund”) of BlackRock Funds, a fund with an investment objective and investment policies similar to those of your fund. This proposed Reorganization is part of the effort to consolidate State Street Research mutual funds with comparable BlackRock mutual funds. The State Street Research and BlackRock investment management organizations have agreed to pay all expenses of completing the Reorganization, including proxy solicitation costs. As a result, the shareholders of the SSR Fund will not bear such costs of the Reorganization.

The Board of Trustees of the State Street Research Income Trust believes the transaction is in the best interests of the SSR Fund and its shareholders, and unanimously recommends that you vote “FOR” the proposed Reorganization.

I encourage you to carefully review the enclosed materials, which explain this proposal in more detail. As a shareholder, your vote is important, and we hope that you will respond today to ensure that your shares will be represented at the meeting. You may vote in one of the following ways:

•	By calling us toll-free at 1-877-456-6399;

•	By visiting our website at www.ssrfunds.com;

•	By returning the enclosed proxy card in the postage-paid envelope; or

•	In person at the Special Meeting.

As always, we appreciate your support.

Sincerely,

Richard S. Davis
Chairman of the Board, President and Chief Executive Officer

SSR Asset Allocation

QUESTIONS & ANSWERS

We recommend that you read the complete Combined Prospectus/Proxy Statement. For your convenience, we have provided a brief overview of the issues to be voted on.

Q:	WHY IS A SHAREHOLDER MEETING BEING HELD?

A:	You are being asked to approve a reorganization (the “Reorganization”) of State Street Research Asset Allocation Fund (the “SSR Fund”) into BlackRock Balanced Portfolio (the “BlackRock Fund”), a fund that pursues an investment objective and investment strategy similar to that of the SSR Fund. If the proposed Reorganization is approved and completed, an account at the BlackRock Fund will be set up in your name, you will become a shareholder of the BlackRock Fund and the SSR Fund will be dissolved. Holders of BlackRock Fund Investor A, B and C shares will have exchange privileges among the BlackRock funds. Please refer to the Combined Prospectus/Proxy Statement for a detailed explanation of the proposed Reorganization and for a more complete description of the BlackRock Balanced Portfolio.

The Reorganization arises out of BlackRock’s agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc. and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The Reorganization is part of a larger initiative to consolidate the funds for which SSRM acts as investment adviser with comparable funds for which BlackRock Advisors, Inc. (“BlackRock Advisors”) serves as investment adviser.

BlackRock is one of the largest publicly traded investment management firms in the United States with approximately $323.5 billion of assets under management at September 30, 2004. BlackRock is a majority owned indirect subsidiary of The PNC Financial Services Group, Inc., one of the largest diversified financial services companies in the United States. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment products.

Q:	HOW DOES THE BOARD OF TRUSTEES SUGGEST THAT I VOTE?

A:	After careful consideration, the Board of Trustees of the State Street Research Income Trust (the “SSR Trust Board”) has determined that the proposed Reorganization will benefit the shareholders of the SSR Fund and recommends that you cast your vote “FOR” the proposed Reorganization. The SSR Trust Board anticipates that shareholders of the SSR Fund will benefit from (i) the similarities between the investment objectives and policies of the BlackRock Fund and the SSR Fund, (ii) the fact that BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level no greater than that of the SSR Fund until February 1, 2007, (iii) the combined fund having access to significantly more investment professionals and related resources, and (iv) the same level of services they currently receive, including the current call center for at least one year, in addition to a broader array of options offered by a larger fund family.

Q:	HOW WILL THE REORGANIZATION AFFECT ME?

A:	Assuming shareholders of the SSR Fund approve the proposed Reorganization, the assets and certain stated liabilities of the SSR Fund will be combined with those of the BlackRock Fund, an account will be set up in your name at BlackRock funds and you will receive shares of the BlackRock Fund. The value of the shares you receive in the Reorganization will equal the value of the shares you own immediately prior to the Reorganization.

Q:	WHO WILL ADVISE THE BLACKROCK FUND ONCE THE REORGANIZATION IS COMPLETED?

A:	BlackRock Advisors and its portfolio managers and affiliates that run the day-to-day operation of the BlackRock funds will manage your fund.

Q:	WILL I HAVE TO PAY ANY SALES LOAD, COMMISSION OR OTHER SIMILAR FEE IN CONNECTION WITH THE REORGANIZATION?

A:	You will pay no sales load, commission or other similar fee in connection with the Reorganization. As more fully discussed in the Combined Prospectus/Proxy Statement, the holding period with respect to any contingent deferred sales charge applicable to shares of the BlackRock Fund acquired by you in the Reorganization will be measured from the earlier of the time (i) you purchased the shares from the SSR Fund or (ii) you purchased your shares of any other State Street Research fund and subsequently exchanged them for shares of the SSR Fund.

Q:	HOW DO OPERATING EXPENSES PAID BY THE BLACKROCK FUND COMPARE TO THOSE PAYABLE BY THE SSR FUND?

A:	Following the Reorganization, the BlackRock Fund’s contracted combined advisory, administration and 12b-1 fees will be higher than those of your fund, however, BlackRock Advisors has committed to maintain the combined fund’s net operating expense ratio at a level that is no greater than that of the SSR Fund for the year ended March 31, 2004, until February 1, 2007.

Q:	WHAT WILL I HAVE TO DO TO OPEN AN ACCOUNT IN THE BLACKROCK FUND? WHAT HAPPENS TO MY ACCOUNT IF THE REORGANIZATION IS APPROVED?

A:	If the Reorganization is approved, an account will be set up in your name and your shares automatically will be converted into shares of the BlackRock Fund, and we will send you written confirmation that this change has taken place. You will receive the same or similar class of shares of the BlackRock Fund. Holders of the Class B shares will receive the BlackRock Fund Investor A shares. The value of the shares you receive in the Reorganization will be equal to the value of the shares you own immediately prior to the Reorganization. No certificates for shares will be issued in connection with the Reorganization. If you currently hold certificates representing your shares of the SSR Fund, it is not necessary to surrender such certificates.

Q:	WILL I HAVE TO PAY ANY FEDERAL TAXES AS A RESULT OF THE REORGANIZATION?

A:	The Reorganization is expected to qualify as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended. If the Reorganization so qualifies, in general, your fund will not recognize any gain or loss as a result of the transfer of all of its assets and certain stated liabilities in exchange solely for the shares of the BlackRock Fund or as a result of its liquidation, and you will not recognize any gain or loss upon your receipt solely of the shares of the BlackRock Fund in connection with the Reorganization.

Q:	WHAT IF I REDEEM OR EXCHANGE MY SHARES BEFORE THE REORGANIZATION TAKES PLACE?

A:	If you choose to redeem or exchange your shares before the Reorganization takes place, the redemption or exchange will be treated as a normal redemption or exchange of shares and, generally, will be a taxable transaction. Also, in the case of redemption, any applicable contingent deferred sales charges will be applied.

Q:	HOW DO I VOTE MY PROXY?

A:	You may cast your vote by mail, phone or internet. To vote by mail, please mark your vote on the enclosed proxy card and sign, date and return the card in the postage-paid envelope provided. To vote online or via telephone, please have the voting form in hand and call the number, or go to the website address on the enclosed form and follow the instructions.

Q:	WHEN WILL THE REORGANIZATION OCCUR?

A:	If approved by shareholders, the Reorganization is expected to occur in early 2005 contemporaneously with BlackRock’s acquisition of SSRM Holdings, Inc. and its subsidiary SSRM. The Reorganization will not take place in the event that for any reason BlackRock does not acquire SSRM Holdings, Inc.

Q:	WHOM DO I CONTACT FOR FURTHER INFORMATION?

A:	You can contact your financial adviser for further information. You may also call 1-87-SSR-FUNDS (1-877-773-8637) or visit our website at www.ssrfunds.com where you can send us an e-mail message by selecting “Contact Us.”

Important additional information about the proposal is set forth in the accompanying Combined Prospectus/Proxy Statement. Please read it carefully.

STATE STREET RESEARCH ASSET ALLOCATION FUND

A SERIES OF

STATE STREET RESEARCH INCOME TRUST

One Financial Center

Boston, Massachusetts 02111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 27, 2004

To the Shareholders:

This is to notify you that a Special Meeting of Shareholders of the State Street Research Asset Allocation Fund (the “SSR Fund”), a series of State Street Research Income Trust (the “SSR Trust”), will be held on December 27, 2004 at 4:00 p.m., Eastern time, at the offices of the SSR Trust at One Financial Center, Boston, Massachusetts 02111, for the following purposes:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Balanced Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of the SSR Trust has fixed the close of business on October 29, 2004 as the record date for determination of shareholders of the SSR Fund entitled to notice of, and to vote at, the Special Meeting and any adjournments thereof.

IT IS VERY IMPORTANT THAT YOUR VOTING INSTRUCTIONS BE RECEIVED NO LATER THAN December 24, 2004. Instructions for shares held of record in the name of a nominee, such as a broker-dealer or trustee of an employee benefit plan, may be subject to earlier cut-off dates established by such intermediaries for receipt of such instructions.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE SSR FUND. WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY FORM AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. CERTAIN SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR OVER THE INTERNET; PLEASE SEE PAGES 4 TO 6 FOR DETAILS. IF YOU VOTE BY PROXY AND THEN DESIRE TO VOTE IN PERSON AT THE MEETING, YOU MAY REVOKE YOUR PROXY.

By Order of the Board of Trustees

Richard S. Davis

Chairman of the Board, President and

Chief Executive Officer

November 10, 2004

Date of Notice

COMBINED PROSPECTUS/PROXY STATEMENT

BLACKROCK BALANCED PORTFOLIO

Bellevue Park Corporate Center

100 Bellevue Parkway

Wilmington, Delaware 19809

(888) 825-2257

STATE STREET RESEARCH ASSET ALLOCATION FUND

One Financial Center

Boston, Massachusetts 02111

(877) 773-8637

This Combined Prospectus/Proxy Statement is furnished to you as a shareholder of State Street Research Asset Allocation Fund (the “SSR Fund”). A special meeting of shareholders of the SSR Fund (the “Special Meeting”) will be held at the offices of the SSR Fund at One Financial Center, Boston, Massachusetts 02111 on December 27, 2004 at 4:00 p.m., Eastern time, to consider the items that are listed below and discussed in greater detail elsewhere in this Combined Prospectus/Proxy Statement. Shareholders of record of the SSR Fund at the close of business on October 29, 2004 (the “Record Date”) are entitled to notice of, and to vote at, the Special Meeting or any adjournments thereof. This Combined Prospectus/Proxy Statement, Proxy form and accompanying Notice of Special Meeting of Shareholders were first sent or given to shareholders of the SSR Fund on or about November 10, 2004. Whether or not you expect to attend the Special Meeting or any adjournment thereof, the Board of Trustees of the State Street Research Income Trust (the “SSR Trust”) requests that shareholders vote their shares by completing and returning the enclosed proxy card.

The purposes of the Special Meeting are:

1.	To consider a proposal to approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) pursuant to which the SSR Fund would transfer all of its assets and certain stated liabilities to the BlackRock Balanced Portfolio (the “BlackRock Fund”) in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund, which will be distributed by the SSR Fund to the holders of its shares in complete liquidation thereof; and

2.	To transact such other business as may properly be presented at the Special Meeting or any adjournment thereof.

The Board of Trustees of each of the SSR Trust and the BlackRock Fund has approved a reorganization (the “Reorganization”) by which the SSR Fund, a separate series of the SSR Trust, an open-end investment company, would be reorganized into the BlackRock Fund, a separate series of BlackRock Funds, an open-end investment company. The BlackRock Fund has an investment objective and investment policies and practices similar to those of the SSR Fund. The Reorganization arises out of BlackRock, Inc.’s (“BlackRock”) recent agreement, entered into on August 25, 2004, to acquire SSRM Holdings, Inc., and its subsidiary State Street Research & Management Company (“SSRM”), the investment adviser to the SSR Fund, from MetLife, Inc.® (“MetLife”). The SSR Fund and the BlackRock Fund are sometimes referred to herein each as a “Fund” and collectively as the “Funds.”

If the SSR Fund shareholders approve the Reorganization, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund. The BlackRock Fund will simultaneously issue shares to the SSR Fund in an amount equal to the net asset value of the outstanding shares of the SSR Fund. Immediately thereafter, the SSR Fund will distribute these shares of the BlackRock Fund to its shareholders. After distributing these shares, the SSR Fund will be dissolved. When the Reorganization is complete, SSR Fund shareholders will hold shares of the BlackRock Fund. The value of the BlackRock Fund shares received in the Reorganization will equal the value of the SSR Fund shares held immediately prior to the Reorganization. After the Reorganization, the BlackRock Fund will continue to operate as a separate series of BlackRock Funds, a registered open-end investment company.

This Combined Prospectus/Proxy Statement sets forth concisely the information shareholders of the SSR Fund should know before voting on the Reorganization and constitutes an offering of the Investor A, B, C and Institutional shares of the BlackRock Fund only. Please read it carefully and retain it for future reference. A Statement of Additional Information dated November 10, 2004 (the “Reorganization SAI”), relating to this Combined Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is incorporated herein by reference. A Prospectus (the “BlackRock Fund Prospectus”) and Statement of Additional Information containing additional information about the BlackRock Fund, each dated January 28, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. A copy of the BlackRock Fund Prospectus, which also includes information about other BlackRock funds, accompanies this Combined Prospectus/Proxy Statement. A Prospectus and Statement of Additional Information containing additional information about the SSR Fund, each dated August 1, 2004 (and as currently supplemented), have been filed with the SEC and are incorporated herein by reference. These documents are on file with the SEC. The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the “1940 Act”), and in accordance therewith, file reports and other information, including proxy materials and charter documents, with the SEC.

Copies of the foregoing and any more recent reports filed after the date hereof may be obtained without charge by calling or writing:

BlackRock Balanced Portfolio	State Street Research Asset Allocation Fund
Bellevue Park Corporate Center	One Financial Center
100 Bellevue Parkway	Boston, Massachusetts 02111
Wilmington, Delaware 19809	(877) 773-8637
(800) 441-7762

If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.”

You also may view or obtain these documents from the SEC:

In Person:	At the SEC’s Public Reference Room at 450 Fifth Street, N.W., Washington, DC 20549 and at the SEC Boston District—District Administrator, 73 Tremont Street, Suite 600, Boston, Massachusetts 02108.

By Phone:	1-800-SEC-0330

By Mail:	Public Reference Section
Officer of Consumer Affairs and Information Services
Securities and Exchange Commission
450 5th Street, N.W.
Washington, DC 20549-6009
(duplicating fee required)

By Email:	publicinfo@sec.gov
(duplicating fee required)

By Internet:	www.sec.gov

The Board of Trustees of the SSR Trust knows of no business other than that discussed above that will be presented for consideration at the Special Meeting. If any other matter is properly presented, it is the intention of the persons named in the enclosed proxy to vote in accordance with their best judgment.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATION NOT CONTAINED IN THIS COMBINED PROSPECTUS/PROXY STATEMENT AND, IF SO GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED. THIS COMBINED PROSPECTUS/PROXY STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY ANY SECURITIES IN ANY JURISDICTION IN WHICH, OR TO ANY PERSON TO WHOM, IT IS UNLAWFUL TO MAKE SUCH OFFER OR SOLICITATION.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE REGULATOR HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS COMBINED PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Combined Prospectus/Proxy Statement is November 10, 2004.

MANNER OF VOTING PROXIES

If a proxy authorization (“Proxy”) is properly given in time for a vote at the Special Meeting (either by returning the paper Proxy form or by submitting a Proxy by telephone or over the Internet), the shares of the SSR Fund represented thereby will be voted at the Special Meeting in accordance with the shareholder’s instructions. The Proxy grants discretion to the persons named therein, as proxies, to take such further action as they may determine appropriate in connection with any other matter which may properly come before the Special Meeting or any adjournments thereof. The Board of Trustees of the SSR Trust (the “SSR Trust Board”) does not currently know of any matter to be considered at the Special Meeting other than the matters set forth in the Notice of Special Meeting of Shareholders.

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

For purposes of determining the presence of a quorum for transacting business at the Special Meeting and for determining whether sufficient votes have been received for approval of any proposal to be acted upon at the Special Meeting, abstentions may, in the discretion of the SSR Fund, be treated as shares which are present at the Special Meeting and entitled to vote on the matter, but which have not been voted. The SSR Fund reserves discretion to count broker “non-votes” as present based on specific instructions from a broker or nominee. Broker “non-votes” are proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have, or choose not to exercise, discretionary power. For these reasons, abstentions and broker “non-votes” could assist the SSR Fund in obtaining a quorum but would have the same effect as votes “AGAINST” the Reorganization.

A shareholder may vote:

•	by telephone:

•	through fully automated touch-tone voting; or

•	verbally, with a telephone representative;

•	over the Internet;

•	by mail; or

•	in person at the Special Meeting.

BY TELEPHONE

There are two convenient methods to vote by using the telephone. If telephone voting is available for your account, a toll-free telephone number will be printed on your Proxy form. Prior to calling, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. (Please note, however, that telephone voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

First, you may use the automated touch-tone voting method by calling the toll-free number provided on the Proxy form. At the prompt, follow the menu.

Second, a separate toll-free number is provided on the Proxy form for shareholders who wish to speak to a telephone representative directly and give verbal instructions. The telephone representative will assist the shareholder with the voting process. The representative will not be able to assist a shareholder with information that is not contained in the Proxy Statement, and the representative will not make recommendations on how to vote on the Proposal. Telephone calls will be recorded.

A written confirmation of your telephone instructions will be mailed within 72 hours. You should immediately call 1-87-SSR-FUNDS (1-877-773-8637) toll-free between 9 A.M. and 6 P.M. Monday through Friday Eastern time if no confirmation is received or if your instructions have not been properly reflected.

INTERNET VOTING

To vote over the Internet, please log on to www.ssrfunds.com and click on the proxy voting button. Prior to logging on, you should read the Combined Prospectus/Proxy Statement and have your Proxy form at hand. After logging on, follow the instructions on the screen. If you receive more than one Proxy form, you may vote them during the same session. (Please note, however, that internet voting may not be available to shareholders whose shares are held by a broker or other intermediary on the shareholder’s behalf.)

BY MAIL

To vote by mail, you should date and sign the Proxy form included with this Combined Prospectus/Proxy Statement, indicate your vote on the proposal, and return the form in the envelope provided.

ADDITIONAL INFORMATION

Shareholders voting their proxies by telephone or over the Internet need not return their proxy forms by mail.

A person submitting votes by telephone or over the Internet is deemed to represent that he or she is authorized to vote on behalf of all owners of the account, including spouses or other joint owners. By using the telephone or the Internet to submit voting instructions, the shareholder is authorizing PFPC Inc. (“PFPC”), a proxy solicitation firm, and its agents, to execute a proxy to vote the shareholder’s shares at the Special Meeting as the shareholder has indicated.

Any shareholder who has given a Proxy, whether by telephone, over the Internet or in written form, has the right to revoke it at any time prior to its exercise by submitting a subsequent telephone or electronic vote, or a written notice of revocation, or a later-dated Proxy, or by attending the Special Meeting and voting his or her shares in person.

The SSR Trust believes that the procedures for authorizing the execution of a Proxy by telephone or over the Internet set forth above are reasonably designed to ensure that the identity of the shareholder casting the vote is accurately determined and that the voting instructions of the shareholder are accurately recorded.

PFPC and its agents will assist with the mailing and tabulation effort and may also solicit Proxies by contacting shareholders by telephone. The costs of solicitation will be borne by the State Street Research and BlackRock investment management organizations. The cost for PFPC services in connection with combinations of the SSR funds with certain BlackRock funds is not expected to exceed $1.4 million. Brokerage firms and others will be reimbursed for their expenses in forwarding solicitation material to the beneficial owners of shares of the SSR Fund. Representatives of State Street Research Investment Services, Inc. and other representatives of the SSR Trust may also solicit proxies. Questions about the proposal should be directed to State Street Research Investment Services, Inc. at 1-87-SSR-FUNDS (1-877-773-8637), One Financial Center, Boston, Massachusetts 02111.

SUMMARY

The following is a summary of certain information contained elsewhere in this Combined Prospectus/Proxy Statement and is qualified in its entirety by reference to the more complete information contained herein. Shareholders should read the entire Combined Prospectus/Proxy Statement carefully.

The BlackRock Fund and the SSR Fund are both series of open-end management investment companies registered with the SEC and organized as business trusts under the laws of the Commonwealth of Massachusetts. The investment objective of the SSR Fund is to provide a high total return while attempting to limit investment risk and preserve capital. The BlackRock Fund’s investment objective is to seek to maximize total return, consistent with income generation and prudent investment management. Each Fund publicly offers its shares on a continuous basis and shares may be purchased through each Fund’s distributor, State Street Research Investment Services, Inc. or BlackRock Distributors, Inc., respectively, and numerous financial intermediaries. Shareholders of each Fund have the right to exchange their shares (other than holders of Institutional shares) with other funds managed by the same adviser, respectively, subject to certain limitations. Additionally, each Fund permits its shareholders to redeem their shares at any time upon proper notice.

The Proposed Reorganization

The SSR Trust Board, including the Trustees who are not “interested persons” of the SSR Fund (as defined in the 1940 Act), has unanimously approved the Reorganization Agreement. Additionally, the Board of Trustees of BlackRock Funds has unanimously approved the Reorganization Agreement. Subject to the SSR Fund shareholder approval, the Reorganization Agreement provides for:

•	the transfer of all the assets and certain stated liabilities of the SSR Fund to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund;

•	the distribution of such shares to SSR Fund shareholders; and

•	the dissolution of the SSR Fund.

If the proposed Reorganization is completed, SSR Fund shareholders would hold shares of the BlackRock Fund with an aggregate value equal to the aggregate value of SSR Fund shares owned immediately prior to the Reorganization. SSRM is the investment adviser to the SSR Fund. BlackRock Advisors is the investment adviser to the BlackRock Fund.

Background and Reasons for the Proposed Reorganization

On August 25, 2004, BlackRock entered into an agreement with MetLife to acquire SSRM Holdings, Inc., the parent of SSRM. Under the terms of the transaction, MetLife will receive at closing $325 million in cash and $50 million of shares of common stock of BlackRock. Additional cash consideration, which could increase the purchase price by up to 25%, may be paid over five years, contingent on certain measures. Closing is expected in early 2005 pending required regulatory and shareholder approvals and satisfaction of other customary closing conditions. In connection with the transaction, BlackRock and MetLife have agreed to enter into a cooperation agreement at closing to enhance and expand the products and services provided to clients of SSRM, MetLife and BlackRock. In connection with the BlackRock/SSRM transaction, it is proposed that most of the SSR funds, including the SSR Fund, will be combined with certain BlackRock funds, subject in each case to approval by the shareholders of the relevant SSR fund.

In approving the Reorganization Agreement, the SSR Trust Board, including its independent trustees, determined that participation in the Reorganization is in the best interests of the SSR Fund and its shareholders and that the interests of the shareholders of the SSR Fund will not be diluted as a result of the Reorganization. Before reaching these conclusions, the SSR Trust Board and the independent trustees engaged in a thorough review process relating to BlackRock and the proposed transactions, including the Reorganization. As part of this process, the SSR Trust Board held a special meeting on August 23, 2004 to meet with senior executives of BlackRock, SSRM and MetLife to review the proposed transactions. At that meeting, the independent trustees created a subcommittee to conduct due diligence, including an examination of the proposal and the qualifications and resources of BlackRock. The activities of the subcommittee included meeting with executives and investment professionals of BlackRock and SSRM and on-site due diligence at the offices of BlackRock in New York City. Finally, on September 21, 22 and 28, 2004 the entire SSR Trust Board held additional special meetings at which the Reorganization was approved.

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expense ratios for the combined fund that are no greater than that of the SSR Fund for the year ended March 31, 2004, subject to limited exceptions for Class B shares described below under “Current and Pro Forma Operating Expenses.”

•	The combined BlackRock and SSRM organizations will have significantly more investment professionals and related resources than either organization possesses individually.

•	The composition of the investment team that will manage the combined fund, such team’s investment style and strategies (as described below under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies”), and broad information about performance, including in particular the performance record of such team since it assumed responsibility for portfolio management of their respective funds. (See “Management of the Funds.”)

•	Shareholders will have substantially the same services available, including the current call center, and will have access to a larger fund family with a broader array of options.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

•	BlackRock has a strong commitment to and record of compliance.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight on various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the SSR Fund. Any such liquidation will not be tax-free for shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE REORGANIZATION.

Federal Tax Consequences

The Reorganization is expected to qualify as a tax-free “reorganization” for U.S. federal income tax purposes. If the Reorganization so qualifies, in general, neither the SSR Fund, BlackRock Fund, nor their respective shareholders, will recognize gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, each of the SSR Fund and the BlackRock Fund will receive an opinion from Skadden, Arps, Slate, Meagher & Flom LLP to that effect. No tax ruling from the Internal Revenue Service (“IRS”) regarding the Reorganization has been or will be requested. The opinion of counsel is not binding on the IRS or any court and thus does not preclude the IRS from asserting, or a court from rendering, a contrary position.

If any of the portfolio assets of the SSR Fund are sold by the SSR Fund in connection with the Reorganization, the tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any gains will be distributed to the SSR Fund’s shareholders as either capital-gain dividends (to the extent of long-term capital gains) or ordinary dividends (to the extent of short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

At any time prior to the consummation of the Reorganization, a shareholder may redeem shares, likely resulting in recognition of gain or loss to such shareholder for U.S. federal income tax purposes. For more information about the U.S. federal income tax consequences of the Reorganization, see “Material U.S. Federal Income Tax Consequences of the Reorganization.”

COMPARISON OF THE SSR FUND

AND THE BLACKROCK FUND

Investment Objectives and Principal Investment Strategies

Investment Objectives. As its investment objective, the SSR Fund seeks to provide a high total return while attempting to limit investment risk and preserve capital. The BlackRock Fund’s investment objective is to maximize total return, consistent with income generation and prudent investment management. The SSR Fund’s investment objective is a fundamental policy that may not be changed without shareholder approval of a majority of such Fund’s outstanding voting securities, as defined in the 1940 Act. The BlackRock Fund’s investment objective may be changed by its Board of Trustees without shareholder approval upon 30 days’ notice. The combined fund will pursue the BlackRock Fund’s investment objective, which is similar to the existing SSR Fund’s investment objective. The SSR Fund and the BlackRock Fund pursue similar investment objectives. The combined portfolio will be named the BlackRock Asset Allocation Portfolio.

Principal Investment Strategies. The SSR Fund uses an asset allocation strategy, investing varying percentages of its portfolio in three major categories: stocks, bonds and, to a lesser extent, money market instruments. Drawing on its analysis of financial trends and market conditions, the portfolio manager monitors and adjusts those allocations from time to time. The SSR Fund has wide flexibility in the relative weightings given to each category; however, it intends to remain diversified across categories.

The assets allocated to the stock and bond categories undergo a further allocation process. The portfolio management team assigns varying percentages to individual investment team members. Some team members are responsible for particular types of stock investments, such as stocks of larger companies, smaller companies, companies that appear to be trading below their true worth or international companies. Other members are responsible for various types of bond investments, such as investment grade securities, junk bonds and international debt. The SSR Fund reserves the right to invest up to 25% of total assets in junk bonds (at the time of purchase, within Standard & Poor’s BB or B major rating categories or Moody’s Ba or B major rating categories, or their unrated equivalents).

The BlackRock Fund invests primarily in a blend of equity and fixed income securities selected to deliver returns through the combination of capital appreciation and current income. The equity and fixed income managers work together to determine an appropriate asset allocation strategy.

Equity Portion

In pursuit of the BlackRock Fund’s investment goal, the portfolio management team uses the S&P 500® Index as a benchmark. The BlackRock Fund portfolio management team uses quantitative techniques to analyze a universe of approximately 800 companies, including those in the S&P 500® Index and about 300 other large- and medium-capitalization companies. Using a multi-factor model, the portfolio team identifies stocks with rising earnings expectations that sell at low relative valuations when compared with their sector peers. Based on this information, and using sophisticated risk measurement tools, the portfolio management team selects stocks, together with their appropriate weightings, that it believes will maximize the BlackRock Fund’s return per unit of risk. The BlackRock Fund seeks to maintain the market capitalization, sector allocations and style characteristics of the Fund’s portfolio similar to those of the S&P 500® Index.

Seeking to maintain the optimal risk/return trade-off, the portfolio management team rebalances the portfolio regularly. The team assesses each stock’s changing characteristics relative to its contribution to portfolio risk. A stock is sold when it no longer offers an appropriate return-to-risk trade-off.

In order to remain fully invested and instead of purchasing and selling securities directly, the Fund may invest in depository receipts that seek to replicate the price performance and dividend yield of the S&P 500® Index.

Fixed Income Portion

The fixed income portion of the BlackRock Fund consists of a broad range of U.S. investment grade bonds including U.S. Government bonds, mortgage-backed, asset-backed and corporate debt securities. The BlackRock Fund normally will invest at least 25% of its total assets in bonds. The BlackRock Fund may invest up to 10% of its total assets in non-dollar denominated bonds of issuers located outside of the United States. The BlackRock Fund’s investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The fixed income team seeks bonds that will add value while controlling risk.

The BlackRock Fund management team may, when consistent with the BlackRock Fund’s investment goal, buy or sell options or futures on a security or an index of securities and may buy options on a currency or a basket of currencies (collectively, commonly known as derivatives). The management team also may, but under normal market conditions generally does not intend to, use derivatives for speculation to increase returns.

The BlackRock Fund may also buy and sell currencies and use forward foreign currency exchange contracts (obligations to buy or sell a currency at a set rate in the future) to hedge against movements in the value of non-U.S. currencies or to enhance returns.

If a security falls below investment grade, the portfolio manager will decide whether to continue to hold the security. A security will be sold if, in the opinion of the management team, the risk of continuing to hold the security is unacceptable when compared to its total return potential.

The combined fund’s principal investment strategy will be similar to that of the SSR Fund.

What the Funds have in common. The Funds share similar investment objectives and seek to provide broad exposure to equity and fixed income securities through an actively managed asset allocation strategy.

Primary differences between the Funds. Though both Funds seek broad exposure to equity and fixed income securities through a top-down asset allocation decision, they differ in their approach to diversification and security selection. The SSR Fund has the flexibility to allocate Fund assets across a broad array of equity and fixed income styles, including inflation-responsive securities and up to 25% of assets in junk bonds, with no requirements regarding minimum allocations. In contrast, the BlackRock Fund is limited to investment in primarily large capitalization stocks and investment grade bonds. The BlackRock Fund will normally invest at least 25% of its total assets in bonds. In addition, though both Funds can invest in non-U.S. bonds, the BlackRock Fund limits these investments to 10% of net assets. The SSR Fund typically gains non-U.S. exposure through the use of financial instruments such as futures, while the BlackRock Fund utilizes its international investment team to select non-U.S. stocks. The combined fund will maintain the SSR Fund’s approach to diversification and security selection.

Security selection in the SSR Fund is driven primarily by individual investment team members responsible for style-specific equity and fixed income mandates. Percentages of the Fund assigned to each individual investment team are determined by the Fund‘s management team. Within each equity style, investment decisions are the result of bottom-up security selection which, in turn, drives sector and industry weightings as well as average market capitalization. In contrast, the BlackRock Fund’s stock selection is driven by a multi-factor quantitative model which identifies stocks with rising earnings expectations that sell at low relative valuations, then selects stocks from this universe that it believes offer the maximum return per unit of risk. The BlackRock Fund rebalances the portfolio regularly, selling a stock when it no longer offers an appropriate risk/return trade-off. The BlackRock Fund seeks to maintain market capitalization, sector allocations and style characteristics similar to those of the benchmark. The combined fund will draw on a broader portfolio management team to make security selection and asset allocation decisions. While the BlackRock Fund and the SSR Fund have different restrictions on non-U.S. investments, it is not anticipated that this difference will result in significant portfolio turnover in the combined fund.

For information about the fundamental restrictions applicable to each Fund, see Appendix A.

Principal and Other Investment Risks

Because of the similar investment objectives, policies and practices, the SSR Fund and the BlackRock Fund are subject to similar investment risks. The following discussion describes the principal and certain other risks that may affect the combined fund. You will find additional descriptions of specific risks in the prospectuses for the SSR Fund and the BlackRock Fund.

Funds that invest in equity securities are subject to equity market risk. This is the risk that stock prices will fluctuate and can decline and reduce the value of a Fund’s portfolio. Certain types of stock and certain individual stocks selected for a Fund’s portfolio may underperform or decline in value more than the overall market.

Funds that invest in debt securities, such as notes and bonds, are further subject to credit risk and interest rate risk. Credit risk is the possibility that an issuer of an instrument will be unable to make interest payments or repay principal when due. Changes in the financial strength of an issuer or changes in the credit rating of a security may affect its value. Interest rate risk is the risk that interest rates may increase, which will reduce the resale value of securities in a Fund’s portfolio investments, including U.S. government or municipal obligations. Debt securities with longer maturities are generally more sensitive to interest rate changes than those with shorter maturities. Changes in market interest rates do not affect the rate payable on debt securities held in a Fund, unless the securities have adjustable or variable rate features, which can reduce the effect of interest rate changes on the value of those securities. Changes in market interest rates may also extend or shorten the duration of certain types of instruments, such as asset-backed securities, and affect their value and the return on your investment.

Non-investment grade securities carry greater risks than securities which have higher credit ratings, including a high risk of default. The yields of non-investment grade securities will move up and down over time. The credit rating of a high yield security does not necessarily address its market value risk. Ratings and market value may change from time to time, positively or negatively, to reflect new developments regarding the issuer. These companies are often young and growing and have a lot of debt. High yield securities are considered speculative, meaning there is a significant risk that companies issuing these securities may not be able to repay principal and pay interest or dividends on time. In addition, other creditors of a high yield issuer may have the right to be paid before the high yield bond holder.

Additionally, the Funds may invest in non-dollar denominated bonds of issuers located outside of the United States. The Funds’ investment in non-dollar denominated bonds may be on a currency hedged or unhedged basis. The portfolio management teams seek bonds that will add value while controlling risk.

The Funds may invest in companies that have relatively small market capitalizations. These organizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts. The securities of smaller capitalized companies are often traded in the over-the-counter markets and may have fewer market makers and wider price spreads. This may result in greater price movements and less ability to sell the Funds’ investments than if they held the securities of larger, more established companies.

The Funds’ use of derivatives may reduce the Funds’ returns and/or increase volatility. Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Funds’ use of derivatives is that they may not perform as expected. Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation. In addition, some derivatives are more sensitive to interest rate changes, market price fluctuations and general market liquidity than other securities.

Non-dollar and non-U.S. securities involve risks not typically associated with investing in U.S. securities. These risks include but are not limited to: currency risks (the risk that the value of dividends or interest paid by non-U.S. securities, or the value of the securities themselves, may fall if currency exchange rates change), the risk that a security’s value will be hurt by changes in non-U.S. political or social conditions, including changes in policies restricting investment, the possibility of heavy taxation, nationalization or expropriation of assets and more difficulty obtaining information on non-U.S. securities or companies. In addition, a portfolio of non-U.S. securities may be harder to sell and may be subject to wider price movements than comparable investments in U.S. companies. There is also less government regulation of non-U.S. securities markets.

Forward foreign currency exchange contracts do not eliminate movements in the value of non-U.S. currencies and securities but rather allow the Funds to establish a fixed rate of exchange for a future point in time. This strategy can have the effect of reducing returns and minimizing opportunities for gain.

Under certain market conditions the BlackRock Fund and the SSR Fund could experience higher than normal portfolio turnover. Higher than normal portfolio turnover may result in increased transaction costs, including brokerage commissions, dealer mark-ups and other transaction costs on the sale of the securities and on reinvestment in other securities. The sale of securities may result in the recognition of capital gain or loss. Given the historical frequency of sales, such gain or loss will likely be short-term capital gain or loss. Unlike long-term capital gain, short-term capital gain of individuals is taxable at the same rates as ordinary income. These effects of higher than normal portfolio turnover may adversely affect Fund performance on both a pre-tax and after-tax basis.

Management of the Funds

BlackRock Fund. BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serves as the adviser to the BlackRock Fund and will serve as investment adviser to the combined fund after the Reorganization. BlackRock Financial Management, Inc. serves as sub-adviser. BlackRock Advisors is a wholly-owned subsidiary of BlackRock, which is a majority-owned, indirect subsidiary of The PNC Financial Services Group, Inc.

The co-lead managers for the equity portion of the BlackRock Fund are David E. Byrket, CFA, Managing Director and Frederick W. Herrmann, CFA, Managing Director. Prior to joining BlackRock Advisors in 2003, both Mr. Byrket and Mr. Herrmann were Managing Directors at Weiss, Peck and Greer, LLC since 2001. They were responsible for managing quantitative equity portfolios since 1996. Mr. Byrket and Mr. Herrmann have been managers of the BlackRock Fund since March 2003. The co-lead managers for the fixed income portion of the BlackRock Fund are Robert S. Kapito, who has been Vice Chairman of BlackRock Advisors since 1988, and Keith T. Anderson, a Managing Director at BlackRock since 1988. Mr. Kapito and Mr. Anderson have been managers of the BlackRock Fund since 1995.

SSR Fund. SSRM, with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as adviser to the SSR Fund. The firm traces its heritage back to 1924 and the founding of one of America’s first mutual funds. SSRM is responsible for the SSR Fund’s investment and business activities, and receives the management fee as compensation. SSRM is a subsidiary of MetLife.

The SSR Fund is managed by the State Street Research Asset Allocation Team. The portfolio management team determines overall sector allocations for the SSR Fund. Varying portions of the SSR Fund’s portfolio are then assigned to equity and fixed income portfolio management teams, which are responsible for specific types of bond and stock investments, such as government securities, corporate bonds, growth stocks and value stocks.

Combined Fund. Following the Reorganization the combined fund management team will be led by R. Andrew Damm, Managing Director of BlackRock Advisors since 1995 and Linda Zhang, Vice President and Head of SSR Quantitative Strategy since 2003. Mr. Damm is a member of BlackRock’s Portfolio Risk Management Group and BlackRock’s Asset Allocation Committee. His primary responsibility is the oversight of the risk management of domestic equity portfolios. In addition, as a member of the Equity Investment Strategy Group, he participates in the formulation and communication of BlackRock’s overall equity investment strategy. Before taking on his current responsibilities, Mr. Damm was the equity product strategist and the lead portfolio manager for BlackRock’s large cap growth and core equity portfolios. Ms. Zhang is also a portfolio manager and a key member of the portfolio management team for the SSR Fund. Prior to joining SSRM Ms. Zhang served as a Senior Quantitative Analyst and Vice President and Associate Portfolio Manager for the North American Fixed Income Team at Baring Asset Management from 1997 to 2003. Prior to that, she was an Investment Research Consultant at Windham Capital Management. Linda also served as an Assistant Professor of Finance at New Hampshire College’s Graduate School of Business.

Investment Advisory Agreements

BlackRock Fund. BlackRock Advisors renders advisory services to nearly all of the portfolios of BlackRock Funds. Various BlackRock subsidiaries provide sub-advisory services for many of the portfolios of BlackRock Funds. The investment advisory agreement with BlackRock Advisors and the other advisory and sub-advisory agreements with the BlackRock funds are collectively referred to as the “BlackRock Advisory Agreement.”

The BlackRock Advisory Agreement was most recently approved by the BlackRock Fund’s Board of Trustees at an in-person meeting of the Board held on February 10, 2004, including a majority of the BlackRock Fund Trustees who are not parties to the agreements or interested persons of any such party (as such term is defined in the 1940 Act). In determining to approve the BlackRock Advisory Agreement, the BlackRock Fund Trustees met with the relevant investment advisory personnel from BlackRock Advisors and considered information relating to the education, experience and number of investment professionals and other personnel who would provide services under the applicable agreement. The BlackRock Fund Trustees also took into account the time and attention to be devoted by senior management to the BlackRock Fund. The BlackRock Fund Trustees evaluated the level of skill required to manage the BlackRock Fund and concluded that the human resources to be available at BlackRock Advisors were appropriate to fulfill effectively the duties of BlackRock Advisors on behalf of the BlackRock Fund under the BlackRock Advisory Agreement. The BlackRock Fund Trustees also considered the business reputation of BlackRock Advisors, its financial resources and professional liability insurance coverage and concluded that it would be able to meet any reasonably foreseeable obligations under the BlackRock Advisory Agreement.

The BlackRock Fund Trustees received information concerning the investment philosophy and investment process to be applied by BlackRock Advisors in managing the BlackRock Fund. In this connection, the BlackRock Fund Trustees considered BlackRock Advisors’ in-house research capabilities as well as other resources available to its personnel. The BlackRock Fund Trustees concluded that BlackRock Advisors’ investment process, research capabilities and philosophy were well suited to the BlackRock Fund, given the BlackRock Fund’s investment objectives, policies and practices. The BlackRock Fund Trustees considered the scope of the services provided by BlackRock Advisors to the BlackRock Fund under the BlackRock Advisory Agreement relative to services provided by third parties to other funds. The BlackRock Fund Trustees noted that the adviser’s standard of care was comparable to that found in most investment company advisory agreements. The BlackRock Fund Trustees concluded that the scope of the adviser’s services to be provided to the BlackRock Fund was consistent with the BlackRock Fund’s operational requirements, including, in addition to its investment objectives, compliance with investment restrictions, tax and reporting requirements and related shareholder services.

The BlackRock Fund Trustees considered the quality of the services to be provided by BlackRock Advisors to the BlackRock Fund. The BlackRock Fund Trustees also evaluated the procedures of BlackRock Advisors designed to fulfill its fiduciary duty to the BlackRock Fund with respect to possible conflicts of interest, including its code of ethics (regulating the personal trading of its officers and employees), the procedures by which BlackRock Advisors allocates trades among its various investment advisory clients, the integrity of the systems in place to ensure compliance with the foregoing and the record of BlackRock Advisors in these matters. The BlackRock Fund Trustees also received information concerning standards of BlackRock Advisors with respect to the execution of portfolio transactions.

In approving the BlackRock Advisory Agreement, the BlackRock Fund Trustees also gave substantial consideration to the fees payable under the agreement. The BlackRock Fund Trustees reviewed information concerning fees paid to investment advisers of similar funds. The BlackRock Fund Trustees also considered the fees of the BlackRock Fund as a percentage of assets at different asset levels and possible economies of scale to BlackRock Advisors. In evaluating the BlackRock Fund’s advisory fees, the BlackRock Fund Trustees also took into account the complexity of investment management for the BlackRock Fund relative to other types of funds. The BlackRock Fund Trustees concluded that the fees to be paid pursuant to the BlackRock Advisory Agreement were fair and reasonable in light of the services provided, the type of portfolio and fees paid by similar funds.

BlackRock Advisors is entitled to fees computed daily and payable monthly. The maximum annual advisory fees that can be paid to BlackRock Advisors (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $1 billion	0.550%
$1 billion-$2 billion	0.500%
$2 billion-$3 billion	0.475%
more than $3 billion	0.450%

BlackRock Advisors has agreed contractually until February 1, 2005 to waive or reimburse fees or expenses in order to limit expenses (excluding interest, taxes, brokerage commissions, and other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business, if any) of shares of the BlackRock Fund at the level shown in the BlackRock Fund’s expense table. The Fund may have to repay some of these waivers and reimbursements to BlackRock Advisors in the following two years. (See “Current and Pro Forma Operating Expenses” below.)

To maintain this limit, BlackRock Advisors and the BlackRock Fund have entered into an expense limitation agreement. The agreement sets a limit on certain of the operating expenses of each class of shares through February 1, 2005 and requires BlackRock Advisors to waive or reimburse fees or expenses if these operating expenses exceed that limit. If within two years following a waiver or reimbursement the operating expenses of a share class that previously received a waiver or reimbursement from BlackRock Advisors are less than the expense limit for that share class, the share class is required to repay BlackRock Advisors up to the amount of fees waived or expenses reimbursed under the agreement if: (1) the portfolio of which the share class is a part has more than $50 million in assets, (2) BlackRock Advisors or an affiliate serves as the BlackRock Fund’s investment adviser or administrator and (3) the Board of Trustees of the BlackRock Fund has approved in advance the payments to BlackRock Advisors at the previous quarterly meeting of the Board.

BlackRock Advisors and the other advisers were paid an aggregate fee of $722,052, net of waivers of $164,894 for investment advisory services for the fiscal year ended September 30, 2003 from the BlackRock Fund. In addition, BlackRock Advisors were paid shareholder servicing fees and shareholder processing fees for the year ended September 30, 2003 as follows: Investor A shares paid $240,438 and $144,262 in shareholder servicing and shareholder processing fees, respectively; Investor B shares paid $99,899 and $59,940 in shareholder servicing and shareholder processing fees, respectively; and Investor C shares paid $11,443 and $6,866 in shareholder servicing and shareholder processing fees, respectively. Effective July 1, 2004, shareholder processing fees were eliminated. An affiliate of BlackRock Advisors was paid distribution fees for the year ended September 30, 2003 as follows: Investor A shares paid $4,328, Investor B shares paid $299,697, and Investor C shares paid $34,329. No waivers were applicable with respect to shareholder servicing, processing or distribution fees.

BlackRock Advisors and PFPC Inc. (“PFPC”) serve as the BlackRock Fund’s co-administrators pursuant to an administration agreement (the “Administration Agreement”). PFPC maintains office facilities for the BlackRock Fund; furnishes the BlackRock Fund with statistical and research data, clerical, accounting, and bookkeeping services; provides and supervises the operation of an automated data processing system to process purchase and redemption orders; prepares and files certain reports required by regulatory authorities; prepares and files federal and state tax returns; prepares and files material requested by state securities regulators; calculates various contractual expenses; computes the BlackRock Fund’s net asset value, net income and net capital gain or loss; and serves as a liaison with the BlackRock Fund’s independent public accountants. Under the Administration Agreement, BlackRock Advisors is responsible for: (i) the supervision and coordination of the performance of the BlackRock Fund’s service providers; (ii) the negotiation of service contracts and arrangements between the BlackRock Fund and its service providers; (iii) acting as liaison between the trustees of the BlackRock Fund and the BlackRock Fund’s service providers; and (iv) providing ongoing business management and support services in connection with the BlackRock Fund’s operations. The administrators may from time to time voluntarily waive administration fees with respect to the BlackRock Fund and may voluntarily reimburse the BlackRock Fund for expenses.

Under the Administration Agreement, BlackRock funds pay BlackRock Advisors and PFPC a fee, computed daily and payable monthly, at an aggregate annual rate of (i) 0.085% of the first $500 million of the BlackRock Fund’s average daily net assets, 0.075% of the next $500 million of the BlackRock Fund’s average daily net assets and 0.065% of the average daily net assets of the BlackRock Fund in excess of $1 billion; and (ii) 0.145% of the first $500 million of average daily net assets allocated to each class of shares of the BlackRock Fund, 0.135% of the next $500 million of such average daily net assets allocated to each class of shares and 0.125% of the average daily net assets allocated to each class of shares of the BlackRock Fund in excess of $1 billion.

For the year ended September 30, 2003, BlackRock Advisors and PFPC were paid $370,908 in administration fees from the BlackRock Fund.

SSR Fund. Prior to the Reorganization, SSRM has overall responsibility for managing the investments of the SSR Fund, subject to the authority of the SSR Trust Board. The investment advisory agreement (the “SSR Advisory Agreement”) provides that SSRM will furnish the SSR Fund with an investment program and investment administrative services as may be required from time to time. Under the SSR Advisory Agreement, SSRM also provides other assistance and services in connection with a number of business matters for the SSR Fund, for example the registration of the SSR Fund’s shares, subject to reimbursement of related costs. SSRM compensates all personnel and the SSR Fund Trustees if such persons are employees of SSRM or its affiliates.

The advisory fee, payable monthly by the SSR Fund to SSRM, is computed as a percentage of the average of the value of the net assets of the SSR Fund as determined at the close of regular trading on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. The maximum annual advisory fees that can be paid to SSRM (as a percentage of average daily net assets of the fund) are as follows:

Total Annual Advisory Fee (Before Waivers)

AVERAGE DAILY NET ASSETS	INVESTMENT ADVISORY FEE
Up to $500 million	0.750%
$500 million-$1 billion	0.700%
more than $1 billion	0.650%

Comparison of the Advisory Agreements

Following the Reorganization, the combined fund will be managed by BlackRock Advisors pursuant to the investment advisory agreement currently in place for the BlackRock Fund, the major elements of which are described above. The following discussion offers a summary of key similarities and differences between the BlackRock Advisory Agreement and the SSR Advisory Agreement.

As discussed above, under each of the BlackRock Advisory Agreement and SSRM Advisory Agreement, BlackRock and SSRM receive an investment advisory fee that decreases as the average daily net assets of the fund increase. Following the Reorganization, the BlackRock Fund fee structure will apply. It is anticipated that at the time of the Reorganization the change to the BlackRock Fund fee structure will result in higher contractual advisory and administration fees. However, BlackRock Advisors has agreed to waive fees and/or reimburse expenses through February 1, 2007 to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004. Such waived fees and/or reimbursed expenses are not subject to any future recoupment by BlackRock Advisors.

Both BlackRock Advisors and SSRM perform similar investment advisory roles for the Funds under the terms of their respective agreements. However, the SSR Advisory Agreement contemplates that SSRM also perform an administrative role for the SSR Fund. BlackRock Advisors performs such administrative role together with PFPC under a separate Administration Agreement, as discussed above.

Under each of the BlackRock Advisory Agreement and the SSR Advisory Agreement, neither BlackRock Advisors nor SSRM is liable for any error of judgment or mistake of law and each are indemnified for any loss suffered in connection with its respective performance obligations, to the extent such loss does not result from willful misfeasance, bad faith or gross negligence in the performance of its duties or from reckless disregard of its duties and obligations thereunder.

Each of the BlackRock Advisory Agreement and SSR Advisory Agreement is terminable as to the BlackRock Fund or SSR Fund, respectively, by vote of the board of trustees or by the holders of a majority of the outstanding voting securities of each Fund, at any time without penalty, on 60 days’ written notice to BlackRock Advisors or SSRM, as the case may be. Furthermore, BlackRock Advisors and SSRM may also terminate its advisory relationship with respect to the BlackRock Fund or SSR Fund on 60 days’ written notice. Each advisory agreement terminates automatically in the event of its assignment.

For more details on the investment advisory arrangements, see Appendix B.

Current and Pro Forma Operating Expenses

The following comparative fee tables describe the fees that you may incur for buying and holding shares of the BlackRock Fund versus shares of the SSR Fund as of March 31, 2004. The pro forma tables show the BlackRock Fund’s fees and expenses assuming that the Reorganization is approved by the shareholders of the SSR Fund.

BlackRock Advisors has committed through February 1, 2007 to waive fees and/or reimburse expenses to the extent necessary to maintain the combined fund’s net operating expense ratio at a level that is no greater than the SSR Fund’s net operating expense ratio for the year ended March 31, 2004 (the “Undertaking”). This Undertaking, however, is after giving effect to the elimination by SSRM as of October 1, 2004 of a partial waiver of service fees on the SSR Fund’s Class B shares that was in effect on March 31, 2004 (which elimination resulted in an increase of 0.25% in net operating expense ratio of such Class B shares).

The BlackRock Fund has a redemption fee that is imposed on certain redemptions and exchanges as set forth below. SSR Fund shares purchased prior to the Reorganization will not be subject to this fee.

BlackRock Investor A and SSR Class A and Class B

	BLACKROCK FUND Investor A		SSR FUND Class A	SSR FUND Class B		PRO FORMA BLACKROCK FUND Investor A(1)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases(2)(3) (as a percentage of offering price)	4.50%		5.75%	0.00%		5.75	%(4)
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%	5.00%		0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%		0.00%
Redemption & Exchange Fees(5) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	0.00%		2.00%
Maximum Account Fee	0.00%		0.00%	0.00%		0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.75%	0.75%		0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.10%		0.05%	0.75%		0.10%
Service Fee	0.25%		0.25%	0.25%		0.25%
Processing Fee	0.15%		0.00%	0.00%		0.00%
Other Expenses	0.48%		0.40%	0.40%		0.49%

Total Annual Fund Operating Expenses	1.53%		1.45%	2.15%		1.39%
Fee Waiver and/or Expense Reimbursement	0.20	%(6)	0.00%	0.75	%(7)	0.00	%(8)

Net Operating Expenses	1.33	%(6)	1.45%	1.40	%(7)	1.39	%(8)

(1)	The SSR Fund will be the accounting survivor of the Reorganization.
(2)	A contingent deferred sales charge of up to 0.75% may be assessed on certain redemptions of the BlackRock Fund and pro forma Investor A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(3)	A contingent deferred sales charge of up to 1.00% may be assessed on certain redemptions of the SSR Fund’s Class A shares that are purchased with no initial sales charge as part of an investment of $1 million or more.
(4)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. This pro forma number presents the data for Investor A shares as adjusted by such higher sales charge.
(5)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(6)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.33% of average daily net assets of the Investor A share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(7)	Reflects the termination, effective October 1, 2004, of a portion of the voluntary fee waiver for the Class B shares of the SSR Fund. Prior to this partial termination of the voluntary fee waiver, the Class B share “Fee Waiver and/or Expense Reimbursement” was 0.25% higher, and the “Net Operating Expenses” were 0.25% lower, than the amounts shown.
(8)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.40% (excluding interest expense) of average daily net assets of the Investor A share class of the combined fund until February 1, 2007.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. For SSR Fund’s Class B shares, this example also assumes the automatic conversion to SSR Fund Class A shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$579	$893	$1,229	$2,175
SSR Fund Class A(1)	$714	$1,007	$1,322	$2,210
SSR Fund Class B(1)	$718	$973	$1,354	$2,305
Pro forma(2)	$708	$990	$1,292	$2,148

(1)	Reflects imposition of sales charge.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These amounts present the data for Investor A shares as adjusted by such higher sales charge.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$579	$893	$1,229	$2,175
SSR Fund Class A(1)	$714	$1,007	$1,322	$2,210
SSR Fund Class B	$218	$673	$1,154	$2,305
Pro forma(2)	$708	$990	$1,292	$2,148

(1)	Reflects imposition of sales charge.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These amounts present the data for Investor A shares as adjusted by such higher sales charge.

BlackRock Investor B and SSR Class B(1)

	BLACKROCK FUND Investor B		SSR FUND Class B(1)	PRO FORMA BLACKROCK FUND Investor B(1)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load)(2)(3) (as a percentage of offering price)	4.50%		5.00%	4.50%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(4) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.75%	0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%	0.75%
Service Fee	0.25%		0.25%	0.25%
Processing Fee	0.15%		0.00%	0.00%
Other Expenses	0.48%		0.40%	0.49%

Total Annual Fund Operating Expenses	2.18%		2.15%	2.04%
Fee Waiver and/or Expense Reimbursement	0.10	%(5)	0.00%	0.00	%(6)

Net Operating Expenses	2.08	%(5)	2.15%	2.04	%(6)

(1)	The SSR Fund will be the accounting survivor of the Reorganization.
(2)	The CDSC is 4.50% if shares are redeemed in less than one year. The CDSC for Investor B shares decreases for redemptions made in subsequent years. After six years there is no CDSC on B shares.
(3)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund. Shares acquired via an exchange will remain subject to the CDSC applicable to the shares of the fund from which the exchange was originated.
(4)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(5)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.08% of average daily net assets of the Investor B share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(6)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.15% (excluding interest expense) of average daily net assets of the Investor B share class of the combined fund until February 1, 2007.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. For SSR Fund’s Class B(1) shares and the BlackRock Fund’s Investor B shares, the example also assumes the automatic conversion to Class A and Investor A shares, respectively, after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$661	$1,023	$1,360	$2,341
SSR Fund(1)(2)	$718	$973	$1,354	$2,305
Pro forma(1)(2)	$657	$990	$1,298	$2,202

(1)	Reflects deduction of CDSC.
(2)	Class B(1) shares of the SSR Fund purchased prior to the Reorganization will remain subject to the contingent deferred sales charges currently applicable to such shares. Actual deferred sales charges on these shares may vary depending on the purchase date of these shares and the holding period of the shares redeemed. All shares purchased following the Reorganization will be subject to the contingent deferred sales charges of the BlackRock Fund.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$211	$673	$1,160	$2,341
SSR Fund	$218	$673	$1,154	$2,305
Pro forma	$207	$640	$1,098	$2,202

BlackRock Investor C and SSR Class C

	BLACKROCK FUND Investor C		SSR FUND Class C	PRO FORMA BLACKROCK FUND Investor C(1)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load)(2) (as a percentage of offering price)	1.00%		1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(3) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.75%	0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.75%		0.75%	0.75%
Service Fee	0.25%		0.25%	0.25%
Processing Fee	0.15%		0.00%	0.00%
Other Expenses	0.48%		0.40%	0.49%

Total Annual Fund Operating Expenses	2.18%		2.15%	2.04%
Fee Waiver and/or Expense Reimbursement	0.10	%(4)	0.00%	0.00	%(5)

Net Operating Expenses	2.08	%(4)	2.15%	2.04	%(5)

(1)	The SSR Fund will be the accounting survivor of the Reorganization.
(2)	There is no CDSC on Investor C and Class C shares after one year.
(3)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(4)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit Fund expenses to 2.08% of average daily net assets of the Investor C share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(5)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 2.15% (excluding interest expense) of average daily net assets of the Investor C share class of the combined fund until February 1, 2007.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund(1)	$311	$673	$1,160	$2,506
SSR Fund(1)	$318	$673	$1,154	$2,483
Pro forma(1)	$307	$640	$1,098	$2,369

(1)	Reflects deduction of CDSC.

You would pay the following expenses if you did not redeem your shares:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$211	$673	$1,160	$2,506
SSR Fund	$218	$673	$1,154	$2,483
Pro forma	$207	$640	$1,098	$2,369

BlackRock Institutional and SSR Class S

	BLACKROCK FUND Institutional		SSR FUND Class S	PRO FORMA BLACKROCK FUND Institutional(1)
SHAREHOLDER FEES (paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Deferred Sales Charge (Load) (as a percentage of offering price)	0.00%		0.00%	0.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions (as a percentage of offering price)	0.00%		0.00%	0.00%
Redemption & Exchange Fees(2) (as a percentage of amount redeemed if applicable)	2.00%		0.00%	2.00%
Maximum Account Fee	0.00%		0.00%	0.00%

ANNUAL FUND OPERATING EXPENSES (Expenses that are deducted from Fund assets, as a percentage of average net assets)
Investment Advisory Fees	0.55%		0.75%	0.55%
Distribution and/or Service (12b-1) Fees
Rule 12b-1 Fee	0.00%		0.00%	0.00%
Service Fee	0.00%		0.00%	0.00%
Processing Fee	0.00%		0.00%	0.00%
Other Expenses	0.43%		0.40%	0.49%

Total Annual Fund Operating Expenses	0.98%		1.15%	1.04%
Fee Waiver and/or Expense Reimbursement	0.12	%(3)	0.00%	0.00	%(4)

Net Operating Expenses	0.86	%(3)	1.15%	1.04	%(4)

(1)	The SSR Fund will be the accounting survivor of the Reorganization.
(2)	Fee applies only to shares redeemed or exchanged within 90 days of purchase.
(3)	BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 0.86% of average daily net assets of the Institutional share class of the BlackRock Fund until February 1, 2005. The Fund may have to repay some of these waivers and reimbursements to BlackRock in the following two years.
(4)	Pursuant to the Undertaking, BlackRock Advisors has contractually agreed to waive or reimburse fees or expenses in order to limit fund expenses to 1.15% (excluding interest expense) of average daily net assets of the Institutional share class of the combined fund until February 1, 2007.

For more detailed information, please see the BlackRock Fund Prospectus which accompanies this Combined Prospectus/Proxy Statement.

Example

This example is intended to help you compare the cost of investing in the BlackRock Fund, the SSR Fund and the combined fund, assuming the reorganization takes place, and is for illustration purposes only.

The example assumes that you invest $10,000 in each of the Funds for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Funds’ operating expenses remain the same. Although your actual costs maybe higher or lower, based on these assumptions your costs would be:

FUND	1 YEAR	3 YEARS	5 YEARS	10 YEARS
BlackRock Fund	$88	$300	$530	$1,190
SSR Fund	$117	$365	$633	$1,398
Pro forma	$106	$331	$574	$1,271

Capitalization

The following table sets forth as of March 31, 2004: (i) the unaudited capitalization of the BlackRock Fund; (ii) the unaudited capitalization of the SSR Fund; and (iii) the unaudited pro forma combined capitalization of the BlackRock Fund assuming the Reorganization has been approved. The capitalizations are likely to be different at the time of effectiveness of the Reorganization as a result of daily share purchase and redemption activity.

FUND	NET ASSETS	NET ASSET VALUE PER SHARE	SHARES OUTSTANDING
BLACKROCK BALANCED PORTFOLIO
Class A	$77,420,051	$14.11	5,488,655
Class B	43,537,892	13.99	3,112,796
Class C	5,126,440	13.99	366,552
Institutional	11,894,399	14.13	841,874
Service	2,281,545	14.11	161,650

TOTAL	$140,260,327		9,971,527

STATE STREET RESEARCH ASSET ALLOCATION FUND
Class A	$357,099,511	$10.72	33,326,748
Class B	104,939,875	10.78	9,735,240
Class B(1)	133,083,247	10.66	12,482,001
Class C	42,262,311	10.72	3,942,467
Class S	21,989,375	10.72	2,051,058

TOTAL	$659,374,319		61,537,514

PRO FORMA SHARE ADJUSTMENTS TO STATE STREET RESEARCH ASSET ALLOCATION FUND
Class A	—	—	(8,018,491	)(1)
Class B	—	—	(2,297,970	)(2)
Class B(1)	—	—	(2,969,260	)(3)
Class C	—	—	(921,573	)(4)
Class S	—	—	(494,839	)(5)

TOTAL			(14,702,133)

PRO FORMA—BLACKROCK ASSET ALLOCATION PORTFOLIO
Investor A	$539,459,437	$14.11	38,234,182
Investor B	176,621,139	13.99	12,625,537
Investor C	47,388,751	13.99	3,387,446
Institutional	33,883,774	14.13	2,398,093
Service	2,281,545	14.11	161,650

TOTAL	$799,634,646		56,806,908

(1)	Shares adjustment for differences in the NAV per share from the transfer of Class A shares of the SSR Fund into Investor A class of BlackRock Fund.
(2)	Shares adjustment for differences in the NAV per share from the transfer of Class B shares of the SSR Fund into Investor A class of BlackRock Fund.
(3)	Shares adjustment for differences in the NAV per share from the transfer of Class B(1) shares of the SSR Fund into Investor B class of BlackRock Fund.
(4)	Shares adjustment for differences in the NAV per share from the transfer of Class C shares of the SSR Fund into Investor C class of BlackRock Fund.
(5)	Shares adjustment for differences in the NAV per share from the transfer of Class S shares of the SSR Fund into Institutional class of BlackRock Fund.

Performance Information

The performance tables below illustrate the past performance of an investment in each Fund. A Fund’s past performance does not necessarily indicate how the BlackRock Fund will perform in the future. The following tables represent the average total returns for the SSR Fund and the BlackRock Fund. If BlackRock Advisors and its affiliates had not waived or reimbursed certain fund expenses during these periods, the Fund’s returns would have been lower. Please note that members of the team that will manage the combined fund initially took on responsibility for portfolio management of the BlackRock Fund and the SSR Fund after the Reorganization and in 2003, respectively.

BlackRock Fund

The performance for the period before Investor B and C shares were launched is based upon performance for Investor A shares of the fund. Investor A shares were launched in May 1990, Investor B shares were launched in October 1994 and Investor C shares were launched in December 1996. The actual return of Investor B and C shares would have been lower than shown for the period before they were launched because Investor B and C shares have higher expenses than Investor A shares.

Average Annual Total Returns(1)

For The Period Ended December 31, 2003

These returns assume payment of applicable sales charges.

	1 YEAR	5 YEARS	10 YEARS	INCEPTION DATE
Investor A(2)
Return Before Taxes	13.20%	(2.53)%	6.40%	05/14/90
Return After Taxes on Distribution	12.68%	(4.00)%	4.61%
Return After Taxes on Distribution and Sale of Shares	8.80%	(2.69)%	4.69%
Investor B
Return Before Taxes	14.72%	(2.41)%	6.30%	05/14/90
Investor C
Return Before Taxes	18.22%	(2.10)%	6.30%	05/14/90
Institutional
Return Before Taxes	20.63%	(0.91)%	7.50%	05/14/90
65% S&P 500®/35% LEH. AGG. (Reflects no deduction for fees, expenses or taxes)	19.73%	2.29%	9.94%	N/A

(1)	The table assumes reinvestment of dividends and distributions.
(2)	Effective as of the Closing Date, the combined fund intends to adopt the SSR Fund’s front-end sales load of 5.75% for its Investor A shares. These numbers present the historical performance data for Investor A shares as adjusted by such higher sales charge. The table assumes reinvestment of dividends and distributions.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. After-tax returns are shown for Investor A shares only, and the after-tax returns for Investor B and C and Institutional shares will vary.

SSR Fund

Average Annual Total Returns

For The Period Ended December 31, 2003

SSR Asset Allocation	1 YEAR	5 YEARS	10 YEARS
CLASS A
Return Before Taxes	18.19%	4.93%	8.31%
Return After Taxes on Distributions	17.52%	2.95%	5.88%
Return After Taxes on Distributions and Sale of Fund Shares	11.77%	3.09%	5.81%
CLASS B(1)(1)—Return Before Taxes	19.51%	5.09%	8.17%
CLASS B—Return Before Taxes	21.68%	5.65%	8.45%
CLASS C—Return Before Taxes	23.52%	5.43%	8.15%
CLASS S—Return Before Taxes	25.77%	6.48%	9.23%
S&P 500 INDEX—Return Before Taxes	28.67%	(0.57)%	11.06%
LEHMAN BROTHERS AGG. BOND INDEX Return Before Taxes	4.10%	6.62%	6.95%
S&P 500/LEHMAN BLENDED INDEX(2) (Reflects no deduction for fees, expenses or taxes)	18.49%	2.67%	9.75%
LIPPER FLEXIBLE PORTFOLIO FUNDS INDEX (Reflects no deduction for fees, expenses or taxes)	23.03%	1.22%	7.23%

(1)	Performance for Class B(1) shares reflects Class B performance through December 31, 1998. Class B(1) was introduced January 1, 1999.
(2)	The S&P 500/Lehman Blended Index is an index created by State Street Research. This index is comprised of 60% of the performance of the S&P 500 Index and 40% of the performance of the Lehman Brothers Aggregate Bond Index.

The combined fund will be named the BlackRock Asset Allocation Portfolio following the Reorganization. Because BlackRock Asset Allocation Portfolio will be similar to the SSR Fund, the SSR Fund will be the accounting survivor of the Reorganization. As such, the combined fund will assume the performance history of the the SSR Fund at the closing of the Reorganization.

Distributor

SSR Fund. State Street Research Investment Services, Inc., with its principal offices at One Financial Center, Boston, Massachusetts 02111, serves as the distributor and principal underwriter for the SSR Fund. State Street Research Investment Services, Inc. is a wholly-owned subsidiary of State Street Research & Management Company, the SSR Fund’s adviser.

BlackRock Fund. BlackRock Distributors, Inc., with its principal offices at 760 Moore Road, King of Prussia, Pennsylvania 19406, an affiliate of The PNC Financial Services Group, Inc., serves as the distributor and principal underwriter for the BlackRock Fund.

Distribution and Service Fees

BlackRock Fund. The BlackRock Fund has adopted a plan (the “BlackRock Fund Distribution Plan”) that allows the BlackRock Fund to pay distribution fees for the sale of its shares under Rule 12b-1 of the 1940 Act and shareholder servicing fees for certain services provided to its shareholders.

Under the BlackRock Fund Distribution Plan holders of Investor shares pay a fee (a distribution fee) to the distributor and/or affiliates of PNC Bank Corp. (including BlackRock Advisors) for distribution and sales support services. The distribution fees may be used to pay affiliated and unaffiliated brokers, dealers, financial institutions and industry professionals (“Service Organizations”) as compensation for sales support services and related expenses. All Investor A shares pay a maximum distribution fee of 0.10% per year of the average daily net asset value of each fund attributable to Investor A shares. All Investor B and C shares pay a maximum of 0.75% per year.

Under the BlackRock Fund Distribution Plan, the BlackRock Fund also pays shareholder servicing fees to Service Organizations whereby the Service Organizations provide support services to their customers who own Investor shares in return for these fees. The BlackRock Fund may pay a shareholder servicing fee of up to 0.25% per year of the average daily net asset value of Investor shares of a fund. All Investor shares pay this shareholder servicing fee.

In return for the shareholder servicing fee, Service Organizations (including BlackRock Advisors) may provide one or more of the following services to their customers who own Investor shares:

(1)	Responding to customer questions on the services performed by the Service Organization and investments in Investor shares;

(2)	Assisting customers in choosing and changing dividend options, account designations and addresses; and

(3)	Providing other similar shareholder liaison services.

Institutional shares do not pay a distribution or shareholder service fee.

The BlackRock Fund Distribution Plan permits BlackRock Advisors, the distributor and their affiliates to make payments relating to distribution and sales support activities out of their past profits or other sources available to them (and not as an additional charge to the BlackRock Fund). BlackRock Advisors, the distributor and their affiliates may pay affiliated and unaffiliated Service Organizations compensation for the sale and distribution of shares of the BlackRock Fund or for services to the BlackRock Fund and its shareholders. These payments would be in addition to the payments by the BlackRock Fund and may be a fixed dollar amount, may be based on the number of customer accounts maintained by the Service Organization, or may be based on a percentage of the value of shares sold to, or held by, customers of the Service Organization.

SSR Fund. The SSR Fund has adopted plans of distribution pursuant to Rule 12b-1 under the 1940 Act (the “SSR Distribution Plan”). Under the SSR Distribution Plan, the SSR Fund pays annual service and distribution fees to the distributor at a rate of up to 0.40% of average daily net assets for Class A, 1.00% of average daily net assets for Class B, Class B(1) and Class C shares. Currently, the annual service and distribution fees paid by Class A shares is 0.30% of average daily net assets, and the annual service and distribution fees paid by Class B shares have been voluntarily waived to 0.25%. Upon completion of the Reorganization this waiver will no longer be in effect because the Class B shares will no longer be outstanding since they will be exchanged for Investor A shares of the BlackRock Fund. The distributor uses such payments for personal services and/or the maintenance of shareholder accounts, to reimburse securities dealers for distribution and marketing services, to furnish ongoing assistance to investors and to defray a portion of its distribution and marketing expenses. For Class A, Class B and Class C shares, the payments are intended to reimburse the distributor for expenditures incurred under the SSR Distribution Plan, and any unused payments are returnable to the fund. For Class B(1) shares, the payments compensate the distributor for services and expenditures incurred under the SSR Distribution Plan, and none of the payments are returnable to the fund.

Class S shares do not have service fees.

For more information on the SSR Distribution Plan or the BlackRock Fund Distribution Plan, including a complete list of services provided thereunder, see the Reorganization SAI.

Following the Reorganization, the combined fund will use the BlackRock Fund Distribution Plan, as described above.

Purchase, Valuation, Redemption and Exchange of Shares

Procedures for the purchase, exchange and redemption of shares of the SSR Fund and the BlackRock Fund are similar. You should refer to the BlackRock Fund’s Prospectus (a copy of which accompanies this Combined Prospectus/Proxy Statement) and Reorganization SAI and the SSR Fund’s Prospectus and Reorganization SAI for the specific procedures applicable to purchases, exchanges and redemptions of shares. In addition to the policies described below, certain fees may be assessed in connection with the purchase, redemption and exchange of shares. (See “Comparison of the SSR Fund and the BlackRock Fund—Current and Pro Forma Operating Expenses.”)

Purchasing Shares

BlackRock Fund. Shareholders of the BlackRock Fund may purchase shares of the BlackRock Fund through a financial intermediary or directly from the transfer agent by means of a purchase application which may be mailed to the transfer agent with a check.

Purchase orders received by the transfer agent before the close of regular trading on the New York Stock Exchange (the “NYSE”) on each day the NYSE is open will be priced based on the net asset value (“NAV”) calculated at the close of trading on that day plus any applicable sales charge. NAV is calculated separately for each class of shares of each fund as of the pricing time each day the NYSE is open.

The minimum investment for the initial purchase of Investor Shares is $500. There is a $50 minimum for all later investments. The BlackRock Fund permits a lower initial investment if you are an employee of the BlackRock Fund or one of its service providers or if you participate in the Automatic Investment Plan in which you make regular, periodic investments through a savings or checking account. Institutional Shares are available to registered investment advisors for a minimum investment of $250,000 and to institutions and individuals for a minimum investment of $2 million. Such minimum investment levels will not apply to holders of the Class S shares of the SSR Fund who will receive Institutional shares as part of the Reorganization.

SSR Fund. Shareholders of the SSR Fund may purchase shares of the SSR Fund through a financial intermediary, by wire, through electronic funds transfer, through an exchange or through the Investamatic Plan. Shares in Classes A, B(1) and C are available to individuals and Class S is available to employer sponsored retirement plans and through special programs of financial professionals. Class B shares are available only to individuals through reinvestment of dividends and distributions or through exchange from existing Class B accounts.

The minimum initial investments relating the shares of SSR Fund are as follows: $1,000 for accounts that use the Investamatic program, $2,000 for Individual Retirement Accounts and $2,500 for all other accounts. Thereafter, minimum additional investments are $50 for any account.

The BlackRock Fund shares and the SSR Fund shares may be purchased in a similar manner, however, the minimum initial investment for the BlackRock Fund is lower, as discussed above. Following the Reorganization, shareholders may purchase shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described above.

Exchanging Shares

BlackRock Fund. Shareholders may exchange Investor shares of the BlackRock Fund for shares of the same class of another BlackRock Fund. Shareholders may make an exchange by sending a written request to the BlackRock Fund or telephoning the BlackRock Fund once an account is set up unless a shareholder previously indicated that it did not want this option.

Frequent redemption or exchanges can interfere with fund management and drive up costs for all shareholders. Accordingly, the BlackRock Fund shareholders are subject to certain fees in connection with frequent redemptions and exchanges. The redemption/exchange fee is for the benefit of the remaining shareholders of a fund and is intended to encourage long-term investment, to compensate for transaction and other expenses caused by early redemptions and exchanges, and to facilitate portfolio management. However, the redemption/exchange fee will not be assessed on redemptions or exchanges by (i) accounts managed by PNC Advisors (PNC Advisors is a registered service mark of The PNC Financial Services Group, Inc.), (ii) certain 401(k) plans, bank or trust company accounts, asset allocation programs or wrap programs approved by the BlackRock Funds, (iii) accounts of certain financial institutions or intermediaries that are unable for administrative reasons to apply the redemption/exchange fee to underlying shareholders, (iv) accounts in the event of shareholder death or disability and (v) certain other accounts in the absolute discretion of the BlackRock Funds when a shareholder can demonstrate sufficient hardship.

SSR Fund. Shareholders have the right to exchange shares among other State Street Research funds. The SSR Fund does not impose redemption/exchange fees similar to those of the BlackRock Fund. However, because frequent trading into and out of a fund can harm all fund shareholders by disrupting the fund’s investment strategies, increasing fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders, the SSR Fund currently limits each shareholder account to six significant “round trips” per fund per calendar year. For purposes of this policy, a “round trip” is a movement out of a fund (by way of redemption or the exchange privilege) and back into the same fund (by way or purchase or the exchange privilege). A round trip is “significant” if both movements exceed a dollar amount used by SSRM as a benchmark for identifying trades that may be disruptive to the SSR Fund. SSRM has discretion to interpret this policy and may waive unintentional or minor violations if it determines that doing so does not harm the interests of SSR Fund shareholders. In addition, the SSR Fund may change or eliminate the exchange privilege at any time, may limit or cancel any shareholder’s exchange privilege and may refuse to accept any exchange request, particularly those associated with “market timing” strategies.

Following the Reorganization, you will have the right to exchange Investor A, B, or C shares from one BlackRock fund to Investor A, B or C shares of another BlackRock fund to meet your changing financial needs, using the same procedures currently applicable to the BlackRock Fund, as described above. BlackRock Funds offers 47 different funds, enough to meet virtually any investment need. Redemption fees will be waived for the SSR Fund shareholders with respect to the BlackRock Fund shares received in connection with the Reorganization.

Redeeming Shares

BlackRock Fund shareholders may place redemption orders by telephoning the BlackRock Fund or by a Systematic Withdrawal Plan. Shares are redeemed at the NAV per share next determined after receipt of the redemption order, minus any applicable deferred sales charge or redemption/exchange fee, as discussed above.

The BlackRock Fund and the SSR Fund have similar policies with respect to redemption procedures and the pricing of shares, however, the BlackRock Fund charges its shareholders a fee on frequent redemptions, subject to certain exceptions, as discussed under “Exchanging Shares” above. Following the Reorganization, shareholders may redeem their shares of the combined fund using the same procedures currently applicable to the BlackRock Fund, as described in the BlackRock Fund Prospectus.

Determining Net Asset Value

BlackRock Fund. NAV is calculated separately for each class of shares of the BlackRock Fund at the close of regular trading hours on the NYSE (usually 4:00 p.m. Eastern time) on each day the NYSE is open for trading by dividing the value of all securities, cash and other assets owned the BlackRock Fund that are allocated to a particular class of shares, less the liabilities charged to that class, by the total number of outstanding shares of the class.

Valuation of securities is as follows: securities traded on a national securities exchange or on the NASDAQ National Market System are valued at the last reported sale price that day or the NASDAQ official closing price, if applicable; securities traded on a national securities exchange for which there were no sales on that day and securities traded on other over-the-counter markets for which market quotations are readily available are valued at the mean of the bid and asked prices; and an option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time).

Valuation of securities of non-U.S. issuers is as follows: to the extent sale prices are available, securities which are traded on a recognized stock exchange, whether U.S. or non-U.S., are valued at the latest sale price on that exchange prior to the time when assets are valued or prior to the close of regular trading hours on the NYSE. In the event that there are no sales, the mean between the last available bid and asked prices will be used. If a security is traded on more than one exchange, the latest sale price on the exchange where the stock is primarily traded is used. An option or futures contract is valued at the last sales price prior to 4:00 p.m. (Eastern time), as quoted on the principal exchange or board of trade on which such option or contract is traded, or in the absence of a sale, the mean between the last bid and asked prices prior to 4:00 p.m. (Eastern time). In the event that application of these methods of valuation results in a price for a security which is deemed not to be representative of the market value of such security, the security will be valued by, under the direction of or in accordance with a method specified by the BlackRock Fund’s Board of Trustees as reflecting fair value. The amortized cost method of valuation will be used with respect to debt obligations with sixty days or less remaining to maturity unless the investment adviser and/or sub-adviser under the supervision of the BlackRock Fund’s Board of Trustees determines such method does not represent fair value. Any assets which are denominated in a non-U.S. currency are translated into U.S. dollars at the prevailing market rates.

When market quotations are not readily available for securities held by the BlackRock Fund or are believed by BlackRock Advisors to be unreliable, the BlackRock Fund investments are valued at fair value (“Fair Value Assets”). Fair Value Assets generally are valued by BlackRock Advisors in accordance with procedures approved by the BlackRock Fund’s Board of Trustees. BlackRock Advisors will submit its recommendations regarding the valuation and/or valuation methodologies for Fair Value Assets to a valuation committee. Such valuation committee may accept, modify or reject any recommendations. The pricing of all Fair Value Assets shall be subsequently reported to and ratified by the BlackRock Fund’s Board of Trustees.

When determining the price for a Fair Value Asset, BlackRock Advisors shall seek to determine the price that the BlackRock Fund might reasonably expect to receive from the current sale of that asset in an arm’s-length transaction. The price generally may not be determined based on what the BlackRock Fund might reasonably expect to receive for selling an asset at a later time or if it holds the asset to maturity. Fair value determinations shall be based upon all available factors that BlackRock Advisors deems relevant.

Fair value represents a good faith approximation of the value of a security. The fair value of one or more securities may not, in retrospect, be the prices at which those assets could have been sold during the period in which the particular fair values were used in determining the BlackRock Fund’s net asset value. As a result, the BlackRock Fund’s sale or redemption of its shares at net asset value, at a time when a holding or holdings are valued at fair value, may have the effect of diluting or increasing the economic interest of existing shareholders.

SSR Fund. The SSR Fund calculates its NAV in a manner substantially similar to the BlackRock Fund.

Following the Reorganization, NAV will be determined in a manner consistent with the BlackRock Fund’s procedures, as described above.

Other Service Providers

BlackRock Fund. PFPC, with its principal office at 301 Bellevue Parkway, Wilmington, Delaware 19809, and BlackRock Advisors, with its principal offices at 40 East 52nd Street, New York, New York 10022, serve as co-administrators to the BlackRock Fund. PFPC also serves as the transfer agent and dividend disbursing agent for the BlackRock Fund. PFPC Trust Company, whose principal offices are located at 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, serves as the BlackRock Fund’s custodian. PFPC, PFPC Trust Company and BlackRock are each affiliates of The PNC Financial Services Group, Inc. Deloitte & Touche LLP, with its offices at 1700 Market Street, 24th Floor, Philadelphia, Pennsylvania 19103-3984, is the independent registered public accounting firm for the BlackRock Fund.

SSR Fund. State Street Bank and Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the transfer agent and custodian for the SSR Fund. Deloitte & Touche LLP, with its offices at 200 Berkeley Street, Boston, Massachusetts 02116, is the independent registered public accounting firm for the SSR Fund.

Following the Reorganization, the BlackRock Fund’s current service providers will service the combined fund.

COMPARATIVE INFORMATION ON SHAREHOLDER

RIGHTS AND OBLIGATIONS

While the SSR Fund and the BlackRock Fund are series of different entities and, thus, governed by different organizational documents, the Reorganization will not result in material differences in shareholder rights. The shares of the BlackRock Fund to be distributed to shareholders of the SSR Fund will generally have the same legal characteristics as the shares of the SSR Fund with respect to such matters as voting rights, accessibility, and transferability.

The BlackRock Fund is governed by a Board of Trustees which is composed of five members. The BlackRock Fund Board’s nominating committee has agreed to increase the size of the board from five members to up to eight members. The nominating committee is in the process of interviewing candidates, some of which include members of the SSR Trust Board.

The SSR Fund and the BlackRock Fund are each separate series of two different companies organized as Massachusetts business trusts and governed by their separate Declarations of Trust. Under their Declarations of Trust, the BlackRock Fund and the SSR Fund are each authorized to issue an unlimited number of shares of beneficial interest with a par value of $0.001 per share. The Boards of the trusts of which the SSR Fund and BlackRock Fund are series may, without limitation, classify or reclassify any unissued shares of the SSR Fund or the BlackRock Fund into any number of additional classes of shares. The Boards of the two trusts may also, without limitation, classify or reclassify any unissued shares into one or more additional series, each with its own assets and liabilities. The BlackRock Fund offers five classes of shares (designated as Investor A, B, C, Service and Institutional shares). The SSR Fund offers five classes of shares (designated Class A, B, B(1), C, and S).

Each of the SSR Fund and the BlackRock Fund will continue indefinitely until terminated.

With respect to each series of shares of the two trusts, shares of the same class within such series have equal dividend, distribution, liquidation, and voting rights, and fractional shares have those rights proportionately. Each series and class of shares within such series of the two trusts bears its own expenses related to its distribution of shares (and other expenses such as shareholder or administrative services).

Unless (i) the Trustees have determined that a matter only affects the interests of one or more class or classes (in which case only shareholders of the affected class or classes are entitled to vote), (ii) required by applicable law, or (iii) permitted by the Board of Trustees, all shares entitled to vote on any matter submitted to a vote of any class of shareholders of the BlackRock Fund are voted in the aggregate and not by class. Unless (i) voting for Trustees, (ii) otherwise required by the 1940 Act, or (iii) with respect to matters that do not affect the interests of such class, all shares of all classes of the SSR Fund will vote as a separate class separately from all other classes or other SSR funds.

There are no preemptive rights in connection with shares of either trust. When issued in accordance with the provisions of their respective prospectuses (and, in the case of shares of the BlackRock Fund issued in the provisions of the Reorganization Plan), all shares are fully paid and non-assessable.

THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS UNDER THE CHARTER DOCUMENTS GOVERNING THE SSR FUND AND THE BLACKROCK FUND AND APPLICABLE STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

FINANCIAL HIGHLIGHTS

The tables that follow present performance information about each share class of the BlackRock Fund. This information is intended to help you understand the Fund’s financial performance for the past five years. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the BlackRock Fund (assuming reinvestment of all dividends and distributions). The year end information has been audited by PricewaterhouseCoopers LLP, whose report, along with the BlackRock Fund’s financial statements, are included in the SAI or annual report, which is available upon request.

	Interim (Unaudited)		Year Ended September 30,
Investor A Shares (Per Share Data)	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	12.71		11.10	13.25	20.13	19.72	18.33

Income from Investment Operations
Net Investment Income (loss) ($)	0.09		0.27	0.28	0.26	0.38	0.41
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.41		1.62	(2.10)	(4.03)	1.11	2.18

Total from Investment Operations ($)	1.50		1.89	(1.82)	(3.77)	1.49	2.59

Less Distributions
Distributions from Net Investment Income ($)	(0.10)		(0.28)	(0.33)	(0.30)	(0.38)	(0.41)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(2.81)	(0.70)	(0.79)

Total Distributions ($)	(0.10)		(0.28)	(0.33)	(3.11)	(1.08)	(1.20)

Net Asset Value, End of Period ($)	14.11		12.71	11.10	13.25	20.13	19.72

Total Return(1) (%)	11.86	(2)	17.22	(14.01)	(21.26)	7.59	14.40

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	77,420		85,538	115,667	108,795	149,594	132,833
Ratio of Net Expenses to Average Net Assets (%)	1.30	(3)	1.39	1.42	1.34	1.30	1.25
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	1.30	(3)	1.33	1.34	1.34	1.29	1.25
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	1.53	(3)	1.49	1.44	1.36	1.30	1.25
Ratio of Net Investment Income to Average Net Assets (%)	1.36	(3)	2.16	2.25	1.75	1.86	2.05
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	1.12	(3)	2.05	2.22	1.74	1.86	2.05
Portfolio Turnover Rate (%)	70		399	232	210	176	122

(1)	Sales load not reflected in total return.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

	Interim (Unaudited)		Year Ended September 30,
Investor B Shares (Per Share Data)	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	12.61		11.01	13.14	19.98	19.59	18.22

Income from Investment Operations
Net Investment Income (loss) ($)	0.05		0.18	0.20	0.15	0.22	0.24
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.39		1.62	(2.10)	(4.00)	1.09	2.18

Total from Investment Operations ($)	1.44		1.80	(1.90)	(3.85)	1.31	2.42

Less Distributions
Distributions from Net Investment Income ($)	(0.06)		(0.20)	(0.23)	(0.18)	(0.22)	(0.26)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(2.81)	(0.70)	(0.79)

Total Distributions ($)	(0.06)		(0.20)	(0.23)	(2.99)	(0.92)	(1.05)

Net Asset Value, End of Period ($)	13.99		12.61	11.01	13.14	19.98	19.59

Total Return(1) (%)	11.40	(2)	16.42	(14.67)	(21.84)	6.72	13.46

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	43,538		40,432	40,717	67,732	102,530	96,253
Ratio of Net Expenses to Average Net Assets (%)	2.04	(3)	2.13	2.16	2.08	2.07	2.07
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	2.04	(3)	2.08	2.08	2.09	2.07	2.07
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.18	(3)	2.23	2.19	2.10	2.07	2.07
Ratio of Net Investment Income to Average Net Assets (%)	0.61	(3)	1.40	1.48	1.01	1.09	1.23
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.47	(3)	1.29	1.45	1.00	1.09	1.23
Portfolio Turnover Rate (%)	70		399	232	210	176	122

(1)	Contingent deferred sales load not reflected in total return.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

	Interim (Unaudited)		Year Ended September 30,
Investor C Shares (Per Share Data)	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	12.61		11.01	13.14	19.98	19.59	18.22

Income from Investment Operations
Net Investment Income (loss) ($)	0.05		0.18	0.21	0.13	0.22	0.23
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.39		1.62	(2.11)	(3.98)	1.09	2.19

Total from Investment Operations ($)	1.44		1.80	(1.90)	(3.85)	1.31	2.42

Less Distributions
Distributions from Net Investment Income ($)	(0.06)		(0.20)	(0.23)	(0.18)	(0.22)	(0.26)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(2.81)	(0.70)	(0.79)

Total Distributions ($)	(0.06)		(0.20)	(0.23)	(2.99)	(0.92)	(1.05)

Net Asset Value, End of Period ($)	13.99		12.61	11.01	13.14	19.98	19.59

Total Return(1) (%)	11.40	(2)	16.42	(14.67)	(21.84)	6.73	13.46

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	5,126		4,669	4,911	9,425	11,967	10,095
Ratio of Net Expenses to Average Net Assets (%)	2.04	(3)	2.13	2.16	2.09	2.07	2.07
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	2.04	(3)	2.08	2.08	2.09	2.06	2.07
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	2.18	(3)	2.23	2.19	2.11	2.07	2.07
Ratio of Net Investment Income to Average Net Assets (%)	0.61	(3)	1.39	1.47	0.97	1.09	1.23
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	0.47	(3)	1.29	1.44	0.96	1.09	1.23
Portfolio Turnover Rate (%)	70		399	232	210	176	122

(1)	Contingent deferred sales load not reflected in total return.
(2)	Redemption fee of 2.00% is reflected in total return calculations.
(3)	Annualized.

	Interim (Unaudited)		Year Ended September 30,
Institutional Shares (Per Share Data)	Oct. 1, 2003 – Mar. 31, 2004		2003	2002	2001	2000	1999
Net Asset Value, Beginning of Period ($)	12.73		11.12	13.28	20.16	19.75	18.35

Income from Investment Operations
Net Investment Income (loss) ($)	0.13		0.35	0.58	0.35	0.48	0.49
Net Gain (Loss) on Investments (Both realized/unrealized) ($)	1.41		1.60	(2.35)	(4.05)	1.10	2.18

Total from Investment Operations ($)	1.54		1.95	(1.77)	(3.70)	1.58	2.67

Less Distributions
Distributions from Net Investment Income ($)	(0.14)		(0.34)	(0.39)	(0.37)	(0.47)	(0.48)
Distributions from Net Realized Capital Gains ($)	0.00		0.00	0.00	(2.81)	(0.70)	(0.79)

Total Distributions ($)	(0.14)		(0.34)	(0.39)	(3.18)	(1.17)	(1.27)

Net Asset Value, End of Period ($)	14.13		12.73	11.12	13.28	20.16	19.75

Total Return (%)	12.09	(1)	17.75	(13.62)	(20.83)	8.05	14.81

Ratios/Supplemental Data
Net Assets, End of Period (in thousands) ($)	11,894		12,262	24,055	205,085	385,793	414,057
Ratio of Net Expenses to Average Net Assets (%)	0.86	(2)	0.92	0.92	0.86	0.85	0.86
Ratio of Net Expenses to Average Net Assets (excluding interest expense) (%)	0.86	(2)	0.86	0.86	0.86	0.85	0.86
Ratio of Total Expenses to Average Net Assets (excluding waivers) (%)	1.00	(2)	1.02	0.93	0.88	0.85	0.86
Ratio of Net Investment Income to Average Net Assets (%)	1.80	(2)	2.67	2.36	2.04	2.30	2.44
Ratio of Net Investment Income to Average Net Assets (excluding waivers) (%)	1.66	(2)	2.57	2.34	2.03	2.30	2.44
Portfolio Turnover Rate (%)	70		399	232	210	176	122

(1)	Redemption fee of 2.00% is reflected in total return calculations.
(2)	Annualized.

INFORMATION ABOUT THE REORGANIZATION

General

Under the Reorganization Agreement, the SSR Fund will transfer all of its assets and certain stated liabilities to the BlackRock Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund. For more details about the Reorganization Agreement, see Appendix C “Form of Agreement and Plan of Reorganization.” The shares of the BlackRock Fund issued to the SSR Fund will have an aggregate net asset value equal to the aggregate net asset value of the SSR Fund shares immediately prior to the Reorganization. Upon receipt by the SSR Fund of the shares of the BlackRock Fund, the SSR Fund will distribute the shares to SSR Fund shareholders. Then, as soon as practicable after the Closing Date (as defined in Appendix C), the SSR Fund will be dissolved under applicable state law.

Such distribution will be accomplished by opening new accounts on the books of the BlackRock Fund in the names of the SSR Fund shareholders and transferring to those shareholder accounts the shares of the BlackRock Fund. Such newly-opened accounts on the books of the BlackRock Fund will represent the respective pro rata number of shares of the same or similar class of the BlackRock Fund that the SSR Fund receives under the terms of the Reorganization Agreement, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares. See “Terms of the Agreement.”

Accordingly, as a result of the Reorganization, each SSR Fund shareholder will own the same or similar class of shares of the BlackRock Fund, except that holders of the Class B shares will receive the BlackRock Fund Investor A shares, having an aggregate value immediately after the Closing Date equal to the aggregate value of that shareholder’s SSR Fund shares immediately prior to the Closing Date. The Reorganization will not result in dilution of either Fund’s net asset value. However, as a result of the Reorganization, a shareholder of either the SSR Fund or the BlackRock Fund will hold a reduced percentage of ownership in the larger combined fund than the shareholder did in either of the separate Funds.

No sales charge or fee of any kind will be assessed to the SSR Fund shareholders in connection with their receipt of shares of the BlackRock Fund in the Reorganization, although Class B(1) shareholders will continue to be subject to the SSR Fund’s contingent deferred sales charge if they sell the BlackRock Fund Investor B shares received in the Reorganization.

Terms of the Agreement

Pursuant to the Reorganization Agreement, the BlackRock Fund will acquire all of the assets and certain stated liabilities of the SSR Fund on the Closing Date in consideration for shares of the BlackRock Fund.

On the Closing Date, the SSR Fund will transfer to the BlackRock Fund all of its assets in exchange solely for Investor A, B, C and Institutional shares of the BlackRock Fund that are equal in value to the value of the net assets of the SSR Fund transferred to the BlackRock Fund as of the Closing Date, as determined in accordance with BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties, and the assumption by the BlackRock Fund of all of the liabilities of the SSR Fund provided for in an agreed upon schedule prior to the Closing Date. In order to minimize any potential for undesirable federal income and excise tax consequences in connection with the Reorganization, the SSR Fund will distribute on or before the Closing Date all of its undistributed net investment income (including net capital gains) as of such date.

The SSR Fund expects to distribute the shares of the BlackRock Fund to the shareholders of the SSR Fund promptly after the Closing Date and then dissolve pursuant to a plan of dissolution adopted by the SSR Trust Board and terminate its registration under the 1940 Act.

The trusts of which the BlackRock Fund and the SSR Fund are series have made certain standard representations and warranties to each other regarding capitalization, status and conduct of business.

Unless waived in accordance with the Reorganization Agreement, the obligations of the parties to the Reorganization Agreement are conditioned upon, among other things:

•	the approval of the Reorganization by the SSR Fund’s shareholders;

•	the completion of the acquisition of SSRM’s parent company by BlackRock;

•	the absence of any rule, regulation, order, injunction or proceeding preventing or seeking to prevent the consummation of the transactions contemplated by the Reorganization Agreement;

•	the receipt of all necessary approvals, consents, registrations and exemptions under federal, state and local laws;

•	the truth in all material respects as of the Closing Date of the representations and warranties of the parties and performance and compliance in all material respects with the parties’ agreements, obligations and covenants required by the Reorganization Agreement;

•	the effectiveness under applicable law of the registration statement of the BlackRock Fund of which this Combined Prospectus/Proxy Statement forms a part and the absence of any stop orders under the Securities Act of 1933 pertaining thereto;

•	the declaration of a dividend by the SSR Fund to distribute all of its undistributed net investment income and net capital gains; and

•	the receipt of opinions of counsel relating to, among other things, the tax free nature of the Reorganization.

The Reorganization Agreement may be terminated or amended by the mutual consent of the parties either before or after approval thereof by the shareholders of the SSR Fund.

The SSR Trust Board recommends that you vote to approve the Reorganization, as it believes the Reorganization is in the best interests of the SSR Fund’s shareholders (as described more fully in “Reasons for the Reorganization”) and that the interests of the SSR Fund’s existing shareholders will not be diluted as a result of consummation of the proposed Reorganization.

Reasons for the Reorganization

The factors considered by the SSR Trust Board with regard to the Reorganization include, but are not limited to, the following:

•	The investment objectives and policies of the SSR Fund and the BlackRock Fund are similar. (See “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies.”)

Through the Reorganization, shareholders will be invested in a fund with similar objectives and strategies. As a result, the style and risk/return profile of the surviving fund will remain comparable to that of the shareholders’ current investment. In addition, the Reorganization is not expected to cause significant portfolio turnover or transaction expenses from the sale of securities that are incompatible with the objective of the surviving fund.

•	There will be no gain or loss recognized by shareholders for federal income tax purposes as a result of the Reorganization, as the Reorganization is expected to be a tax-free transaction.

The Reorganization provides for a tax-free exchange of shares resulting in the assets and certain stated liabilities of the SSR Fund being assumed by the reorganized BlackRock Fund.

Shareholders will receive BlackRock Fund shares equivalent to the value of their SSR Fund shares, and will pay no federal income tax on the transaction.

•	BlackRock has committed to maintain, until February 1, 2007, net operating expenses for the combined fund that are no greater than those paid by the SSR Fund for the year ended March 31, 2004, subject to the limited exceptions for Class B Shares described above under “Current and Pro Forma Operating Expenses.”

In most cases, the surviving BlackRock fund has a lower expense ratio than the current SSR Fund. When this is not the case, BlackRock has agreed to subsidize expenses in order for expense ratios to remain in line with the current SSR Fund. This subsidy will continue for 2 years, after which expense ratios will be consistent with the BlackRock Fund pricing—which is set consistent with industry norms and competitive considerations. In this regard, the SSR Trust Board considered that the combined fund’s total operating expenses could exceed the current level of the SSR Fund’s expenses after February 1, 2007. In addition, in evaluating the investment advisory fee rates charged by SSRM and BlackRock Advisors, the SSR Trust Board considered that the SSR Fund’s advisory agreement covers a broader scope of services than the BlackRock Fund’s advisory agreement, including certain administrative services.

•	The combined BlackRock and SSRM organization will have significantly more investment professionals and related resources than either organization possesses individually.

The combination of the BlackRock and SSRM organizations will enhance the combined organization’s market position and influence in the industry. The resulting organization will manage diverse products across multiple asset classes and styles, allowing shareholders access to a wider segment of the market than either organization currently possesses on its own.

•	As described above under “Comparison of the SSR Fund and the BlackRock Fund—Investment Objectives and Principal Investment Strategies” and “Management of the Funds,” the team that manages the SSR Fund, which uses an “asset allocation” investment strategy, will merge with a team of BlackRock investment professionals, and the combined team will continue to use the SSR Fund’s “asset allocation” investment strategy. In determining that this combination of investment teams is in the best interests of SSR Fund shareholders, the SSR Trust Board carefully considered the composition of the combined team, the experience and professional qualifications of the individuals that will comprise the combined team, the combined team’s retention of the “asset allocation” investment approach, and broad information about past performance, including in particular the performance record of the SSR Fund team since it assumed responsibility for portfolio management of the SSR Fund. (See “Management of the Funds.”) After careful consideration of these factors, among others, the SSR Trust Board determined to accept SSRM’s and BlackRock’s joint recommendation in support of such team.

•	Shareholders will have substantially the same services available, including, for at least one year, the current call center, and will have access to a larger fund family with a broader array of options.

Shareholders will have access to the customer service that they currently have access to through the State Street Research call center, which will be maintained for at least one year. Specific service features—such as minimum investments, exchange rules, and automated investing plans—will remain consistent or become more favorable. The combined firm will offer an expanded product offering: currently, SSRM manages 14 open-end mutual funds with over $9 billion in assets, while BlackRock Advisors manage $17 billion across 42 open-end mutual funds. This broader product offering offers shareholders greater opportunity to diversify assets by exercising the exchange privilege between funds in the family.

•	The costs associated with the Reorganization will be absorbed by BlackRock and SSRM and not borne by shareholders.

Shareholders will not bear any costs associated with the Reorganization, including proxy solicitation expenses and sales charges. Proxy solicitation expenses include legal fees, printing, packaging and postage—all of which will be covered by the State Street Research and BlackRock organizations. Shareholders will not have to pay any sales charge (including any contingent deferred sales charge (“CDSC”)) on their receipt of BlackRock fund shares in the Reorganization, nor will they be charged. For purposes of determining the application of any CDSC after the Reorganization, the holding period for their SSR Fund shares will carry over to the BlackRock Fund shares they receive in the Reorganization.

•	BlackRock has a strong commitment to, and record, of compliance.

Shareholders will benefit from BlackRock’s strong compliance culture, which includes: a company-wide compliance education program; dedicated legal and compliance personnel for areas throughout the organization; frequent communication to fund boards; committed outside fund and regulatory counsel as well as counsel to independent trustees.

For these and other reasons, the SSR Trust Board unanimously concluded that, based upon the factors and determinations summarized above, consummation of the Reorganization is in the best interest of the SSR Fund and its shareholders. The approval determinations were made on the basis of each Trustee’s business judgment after consideration of all of the factors taken as a whole, though individual Trustees may have placed different weight to various factors and assigned different degrees of materiality to various conclusions.

If the Reorganization does not occur, the SSR Trust Board will be required to consider other alternatives, such as seeking another investment adviser and administrator. If no such suitable alternatives can be found, the SSR Trust Board may be required to liquidate the Fund. Any such liquidation will not be tax-free for shareholders.

Material U.S. Federal Income Tax Consequences of the Reorganization

The following is a general summary of the material anticipated U.S. federal income tax consequences of the Reorganization. The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, court decisions, published positions of the IRS and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect). The discussion is limited to U.S. persons who hold shares of the SSR Fund as capital assets for U.S. federal income tax purposes. This summary does not address all of the U.S. federal income tax consequences that may be relevant to a particular shareholder or to shareholders who may be subject to special treatment under federal income tax laws. No ruling has been or will be obtained from the IRS regarding any matter relating to the Reorganization. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects described below. Shareholders must consult their own tax advisers as to the U.S. federal income tax consequences of the Reorganization, as well as the effects of state, local and non-U.S. tax laws.

It is a condition to closing the Reorganization that each of the SSR Fund and the BlackRock Fund receives an opinion from Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund, dated as of the Closing Date, that the Reorganization will be a “reorganization” within the meaning of Section 368(a) of the Code and that the BlackRock Fund and the SSR Fund each will be a “party to a reorganization” within the meaning of Section 368(b) of the Code. As such a reorganization, the federal income tax consequences of the Reorganization can be summarized as follows:

•

No gain or loss will be recognized by the SSR Fund or the BlackRock Fund upon the transfer of all of the assets of the SSR Fund to the BlackRock Fund solely in exchange for the shares of the BlackRock Fund and the assumption by the BlackRock Fund of certain stated liabilities of the SSR Fund, or upon the distribution of the shares of the BlackRock Fund by the SSR Fund to its shareholders in the subsequent liquidation of the SSR Fund.

•	No gain or loss will be recognized by a shareholder of the SSR Fund who exchanges all of his, her or its shares of the SSR Fund solely for the shares of the BlackRock Fund pursuant to the Reorganization.

•	The aggregate tax basis of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the SSR Fund surrendered in exchange therefor.

•	The holding period of the shares of the BlackRock Fund received by a shareholder of the SSR Fund pursuant to the Reorganization will include the holding period of the shares of the SSR Fund surrendered in exchange therefor.

•	The BlackRock Fund’s tax basis in the SSR Fund’s assets received by the BlackRock Fund pursuant to the Reorganization will, in each instance, equal the tax basis of such assets in the hands of the SSR Fund immediately prior to the Reorganization, and the BlackRock Fund’s holding period of such assets will, in each instance, include the period during which the assets were held by the SSR Fund.

•	The holding period of the assets of the SSR Fund in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

The opinion of Skadden, Arps, Slate, Meagher & Flom LLP will be based on U.S. federal income tax law in effect on the Closing Date. In rendering its opinion, Skadden, Arps, Slate, Meagher & Flom LLP will also rely upon certain representations of the management of the BlackRock Fund and the SSR Fund and assume, among other things, that the Reorganization will be consummated in accordance with the operative documents. An opinion of counsel is not binding on the IRS or any court.

The BlackRock Fund intends to continue to be taxed under the rules applicable to regulated investment companies as defined in Section 851 of the Code, which are the same rules currently applicable to the SSR Fund and its shareholders.

Prior to the Closing Date, the SSR Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to its shareholders all of its investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the Closing Date.

A portion of the portfolio assets of the SSR Fund may be sold in connection with the Reorganization. The tax impact of such sales will depend on the difference between the price at which such portfolio assets are sold and the SSR Fund’s basis in such assets. Any capital gains recognized in these sales on a net basis will be distributed to the SSR Fund’s shareholders as capital-gain dividends (to the extent of net realized long-term capital gains) and/or ordinary dividends (to the extent of net realized short-term capital gains) during or with respect to the year of sale, and such distributions will be taxable to shareholders.

The BlackRock Fund has capital loss carryforwards that, in the absence of the Reorganization, would generally be available to offset its capital gains. As a result of the Reorganization, however, the BlackRock Fund will undergo an “ownership change” for tax purposes (because the BlackRock Fund is significantly smaller than the SSR Fund), and accordingly, the BlackRock Fund’s use of its own capital loss carryforwards (and certain “built-in losses”) will be limited by the operation of the tax loss limitation rules of the Code. The Code generally limits the amount of pre-ownership change losses that may be used to offset post-ownership change gains to a specific annual amount (generally the product of the net asset value of the BlackRock Fund immediately prior to the ownership change and a rate established by the IRS for January, 2005, which is the month of the Closing Date (for example, such rate is 4.51% for November, 2004)). Subject to certain limitations, any unused portion of these losses may be available in subsequent years, subject to the overall eight-year capital loss carryforward limit, as measured from the date of recognition. In addition, for five years beginning after the Closing Date of the Reorganization, the combined fund will not be allowed to offset certain pre-Reorganization built-in gains attributable to one Fund with capital loss carryforwards (and certain “built-in losses”) attributable to the other Fund.

As noted above, shareholders of the SSR Fund may redeem their shares or exchange their shares for shares of certain other funds distributed by the distributor at any time prior to the closing of the Reorganization. (See “Purchase, Valuation, Redemption and Exchange of Shares” above.) Redemptions and exchanges of shares generally are taxable transactions, unless your account is not subject to taxation, such as an individual retirement account or other tax-qualified retirement plan. Shareholders should consult with their own tax advisers regarding potential transactions.

Expenses of the Reorganization

BlackRock, BlackRock Advisors’ parent company, and SSRM Holdings, Inc., SSRM’s parent company, will equally share in the expenses incurred in connection with the preparation of this Combined Prospectus/Proxy Statement, including all direct and indirect expenses and out-of-pocket costs. SSRM Holdings, Inc. has agreed to bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock has agreed to bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund, including all direct and indirect expenses and out-of-pocket costs.

Expenses incurred in connection with the Reorganization include, but are not limited to: all costs related to the preparation and distribution of materials distributed to each Fund’s Board including legal and accounting costs; all expenses incurred in connection with the preparation of the Reorganization Agreement and a registration statement on Form N-14; SEC and state securities commission filing fees and legal and audit fees in connection with the Reorganization; the costs of printing and distributing this Combined Prospectus/Proxy Statement; auditing fees associated with inclusion of each Fund’s financial statements in the Form N-14; portfolio transfer taxes (if any); and any similar expenses incurred in connection with the Reorganization. Neither the Funds nor SSRM or BlackRock Advisors will pay any expenses of shareholders arising out of or in connection with the Reorganization.

All other expenses of each of the parties shall be paid by the applicable party.

Continuation of Shareholder Accounts and Plans; Share Certificates

If the Reorganization is approved, the BlackRock Fund will establish an account for each SSR Fund shareholder containing the appropriate number of shares of the BlackRock Fund. Shareholders of the SSR Fund who are accumulating SSR Fund shares under the dividend reinvestment plan, who are receiving payment under the systematic withdrawal plan, or who benefit from special sales programs with respect to SSR Fund shares, will retain the same rights and privileges after the Reorganization in connection with the shares of the BlackRock Fund received in the Reorganization through similar plans maintained by the BlackRock Fund.

It will not be necessary for shareholders of the SSR Fund to whom certificates have been issued to surrender their certificates. Upon dissolution of the SSR Fund, such certificates will become null and void. Generally, no certificates for the BlackRock Fund will be issued.

Legal Matters

Certain legal matters concerning the federal income tax consequences of the Reorganization and issuance of shares of the BlackRock Fund will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, which serves as special counsel to the BlackRock Fund.

OTHER INFORMATION

Shareholder Information

As of October 29, 2004, there were 65,102,882 shares of the SSR Fund outstanding. As of such date, the trustees and officers of the SSR Fund as a group owned less than 1% of the shares of the SSR Fund. As of October 29, 2004, no person was known by the SSR Fund to own beneficially or of record 5% or more of any class of the shares of the SSR Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of SSR Fund	% of Fund Post-Closing
Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Admin (97BU0) 4800 Deerlake Dr East 2nd Fl Jacksonville FL 32246-6484	Class C, Record	45.8	3.8	3.2

Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Admin (975G1) 4800 Deerlake Dr East 2nd Fl Jacksonville FL 32246-6484	Class A, Record	5.5	3.1	2.6

Chase Manhattan Bank NA TTEE Pens Plans in Metlife Savings Plan Program Trust DTD 1-1-91 Attn David Ottignon, 4 New York Plz New York NY 10004-2413	Class S, Record	59.0	1.7	1.5

Turtle & Co C/O State Street Bank & Trust Co Box 5489 Boston MA 02206-5489	Class S, Beneficial	23.2	0.7	0.6

Merrill Lynch Pierce Fenner & Smith for the sole benefit of its customers Attn: Fund Admin (97BT2) 4800 Deerlake Dr East 2nd Fl Jacksonville FL 32246-6484	Class B(1), Record	7.3	1.5	1.3

As of October 29, 2004, the BlackRock Fund had outstanding 8,602,242 shares. As of October 29, 2004, the trustees and officers of the BlackRock Fund as a group owned less than 1% of the outstanding shares of the BlackRock Fund. As of October 29, 2004, no person was known by the BlackRock Fund to own beneficially or of record 5% or more of any class of the shares of the BlackRock Fund except as follows:

Name & Address	Class; Type of Ownership	% of Class	% of BlackRock Fund	% of Fund Post-Closing
Saxon & Co. FBO 20-01-302-9912426 P.O. Box 7780-1888 Philadelphia, PA 19182	Class A, Record	26.4	13.8	2.1

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246-6484	Class A, Record	7.0	3.6	0.5

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246-6484	Class B, Record	15.6	5.1	0.8

Merrill Lynch Pierce Fenner Attention Stock Powers 4800 E. Deerlake Dr. 3rd Fl. Jacksonville, FL 32246-6484	Class C, Record	53.8	2.3	0.3

Dean Witter Reynolds Attn: Mutual Fund Operations 3 Harborside Plaza 6th Fl. Jersey City, NJ 07311	Class C, Record	9.7	0.4	0.1

PNC Bank Saxon & Co. (PNC INST) Attn: Lawrence Lockwood ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	Class I, Record	76.5	6.9	1.0

Fifth Third Bank FBO TR U/A Fred M. A/C# 70700007700388 Cincinnati, OH 45263	Class I, Record	6.5	0.6	0.1

PNC Bank Saxon & Co. (PNC SERVICE) ACI Dept/Reorg F6-F266-02-2 8800 Tinicum Blvd. Philadelphia, PA 19153	Class S, Record	74.1	1.4	0.2

Post & Co. A/C 015946 C/O The Bank of New York Mutual Fund Reorg Dept. P.O. Box 1066 Wall Street Station New York, NY 10286	Class S, Record	5.1	0.1	0.0

Shareholder Proposals

The Funds do not hold regular annual meetings of shareholders. As a general matter, the BlackRock Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. In the event the Reorganization is not completed, the SSR Fund does not intend to hold future regular annual or special meetings of its shareholders unless required by the 1940 Act. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the SSR Fund should send such proposal to the Secretary of the State Street Research Income Trust, One Financial Center, Boston, Massachusetts 02111. Any shareholder who wishes to submit proposals for consideration at a meeting of shareholders of the BlackRock Fund should send such proposal to BlackRock, Inc., Attn: Robert Connolly, 40 East 52nd St., New York, New York 10022. To be considered for presentation at a shareholders’ meeting, rules promulgated by the SEC require that, among other things, a shareholder’s proposal must be received at the offices of the Fund a reasonable time before a solicitation is made. Timely submission of a proposal does not necessarily mean that such proposal will be included.

Solicitation of Proxies

Solicitation of proxies is being made primarily by the mailing of this Notice and Combined Prospectus/Proxy Statement with its enclosures on or about November 10, 2004. SSR Fund shareholders whose shares are held by nominees such as brokers can vote their proxies by contacting their respective nominee. In addition to the solicitation of proxies by mail, employees of the SSR Fund and its affiliate as well as dealers or their representatives may, without additional compensation, solicit proxies in person or by mail, telephone, facsimile or oral communication. The SSR Fund has retained PFPC, a professional proxy solicitation firm, to assist with any necessary solicitation of proxies. SSR Fund shareholders may receive a telephone call from PFPC asking them to vote. The proxy solicitation expenses in connection with combinations of the SSR funds with certain BlackRock funds are estimated to be approximately $1.4 million, all of which will be borne by BlackRock and SSRM.

VOTING INFORMATION AND REQUIREMENTS

Approval by the SSR Fund of the proposed Reorganization will require the affirmative vote of the holders of a majority of the outstanding shares entitled to vote, as defined under the 1940 Act. The 1940 Act defines such vote as the lesser of (i) 67% or more of the total number of shares of all classes of the SSR Fund present or represented by proxy at the Special Meeting, voting together as a single class, if holders of more than 50% of the outstanding shares of all classes, taken as a single class, are present or represented by proxy at the Special Meeting; or (ii) more than 50% of the total number of outstanding shares of all classes of such Fund, voting together as a single class. The holders of a majority of the shares of the SSR Fund entitled to vote shall be a quorum for the Special Meeting. If the shareholders fail to approve the proposed Reorganization, the Reorganization will not occur. The SSR Trust Board has fixed the close of business on October 29, 2004 as the Record Date for the determination of shareholders entitled to notice of, and to vote at, the Special Meeting. SSR Fund shareholders on the Record Date are entitled to one vote for each share held, with no shares having cumulative voting rights.

SSR Fund shareholders may vote by appearing in person at the Special Meeting, by returning the enclosed proxy card or by casting their vote via telephone or the internet using the instructions provided on the enclosed proxy card. Any person giving a proxy may revoke it at any time prior to its exercise by executing a superseding proxy, by giving written notice of the revocation to the secretary of the SSR Fund or by voting in person at the Special Meeting. The giving of a proxy will not affect your right to vote in person if you attend the Special Meeting and wish to do so.

All properly executed proxies received prior to the Special Meeting will be voted in accordance with the instructions marked thereon or otherwise as provided therein. Unless instructions to the contrary are marked, proxies will be voted “FOR” the approval of the proposed Reorganization. Abstentions and broker non-votes (i.e., where a nominee such as a broker holding shares for beneficial owners votes on certain matters pursuant to discretionary authority or instructions from beneficial owners, but with respect to one or more proposals does not receive instructions from beneficial owners or does not exercise discretionary authority) may in certain circumstances have the same effect as votes “AGAINST” the Reorganization since approval of the proposal could in some circumstances require the affirmative vote of a majority of the total shares outstanding. A majority of the outstanding shares entitled to vote on a proposal must be present in person or by proxy to have a quorum to conduct business at the Special Meeting.

The SSR Trust Board knows of no business other than that described in the Notice which will be presented for consideration at the Special Meeting. If any other matters are properly presented, it is the intention of the persons named on the enclosed proxy card to vote their proxies in accordance with their best judgment.

The persons named as proxies may, whether or not a quorum is present, propose one or more adjournments of the Special Meeting on behalf of the SSR Fund without further notice to permit further solicitation of Proxies, provided such persons determine that an adjournment and additional solicitation are reasonable and in the interest of the shareholders of the SSR Fund, after consideration of all relevant factors, including the nature of the relevant proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such solicitation. Any such adjournment will require the affirmative vote of the holders of a majority of the outstanding shares voted at the session of the Special Meeting to be adjourned. A shareholder vote may be taken by the SSR Fund on the proposal in this Combined Prospectus/Proxy Statement prior to such adjournment if sufficient votes have been received and such vote is otherwise appropriate. Those proxies which are instructed to vote in favor of the Reorganization will vote in favor of any such adjournment, and those proxies which are instructed to vote against the Reorganization will vote against any such adjournment, as applicable.

You are requested to fill in, sign and return the enclosed proxy card promptly even if you expect to be present in person at the meeting since you can always reverse your vote at the meeting and unexpected circumstances might prevent you from attending. No postage is necessary if mailed in the United States.

November 10, 2004

APPENDIX A

FUNDAMENTAL RESTRICTIONS

The SSR Fund

The SSR Fund is a diversified investment company, as defined in Section 5(b)(1) of the 1940 Act. It is the SSR Fund’s policy to prohibit the purchase of securities of any one issuer that, if purchased, would cause more than 5% of 75% of assets to be invested in such issuer, or cause 10% of the voting securities to be held by the SSR Fund. The SSR Fund adopts an investment policy in which no more than 25% of SSR Fund assets are invested in any one industry. Further, the SSR Fund limits investments in commodities or physical commodity contracts to 10% of the SSR Fund’s total assets. The SSR Fund also limits its participation in the marketing or underwriting of other issuers and its ability to borrow money. Further, it is the SSR Fund’s policy not to issue senior securities, to purchase or sell real estate in fee simple or real estate mortgage loans, to lend money or to conduct arbitrage transactions or invest directly as a joint venturer or general partner in oil, gas or other mineral exploration or development programs.

The BlackRock Fund

The BlackRock Fund may not:

1.	Purchase or sell real estate, except that the BlackRock Fund may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

2.	Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

3.	Act as an underwriter of securities within the meaning of the Securities Act of 1933 except to the extent that the purchase of obligations directly from the issuer thereof, or the disposition of securities, in accordance with the BlackRock Fund’s investment objective, policies and limitations may be deemed to be underwriting.

4.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except for transactions in options on securities and securities indices, futures contracts and options on futures contracts.

5.	Purchase securities of companies for the purpose of exercising control.

6.	Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to the BlackRock Fund’s transactions in futures contracts and related options or the BlackRock Fund’s sale of securities short against the box, and (b) the BlackRock Fund may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

7.	Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

8.	Make loans, except that the BlackRock Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies and may lend portfolio securities.

9.	Purchase or sell commodities, except that the BlackRock Fund may, to the extent appropriate to its investment policies, purchase securities of companies engaging in whole or in part in such activities, may engage in currency transactions and may enter into futures contracts and related options.

A-1

10.	Purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or certificates of deposit for any such securities) if more than 5% of the value of the BlackRock Fund’s total assets would (taken at current value) be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the BlackRock Fund, except that up to 25% of the value of the fund’s total assets may (taken at current value) be invested without regard to these limitations. For purposes of this limitation, a security is considered to be issued by the entity (or entities) whose assets and revenues back the security. A guarantee of a security shall not be deemed to be a security issued by the guarantors when the value of all securities issued and guaranteed by the guarantor, and owned by the BlackRock Fund, does not exceed 10% of the value of the BlackRock Fund’s total assets.

11.	Purchase any securities which would cause 25% or more of the value of the BlackRock Fund’s total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to (i) instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and (ii) repurchase agreements secured by the instruments described in clause (i); (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services; for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

12.	Issue senior securities, borrow money or pledge its assets, except that the BlackRock Fund may borrow from banks or enter into reverse repurchase agreements or dollar rolls in amounts aggregating not more than 33 1/3% of the value of its total assets (calculated when the loan is made) to take advantage of investment opportunities and may pledge up to 33 1/3% of the value of its total assets to secure such borrowings. The BlackRock Fund is also authorized to borrow an additional 5% of its total assets without regard to the foregoing limitations for temporary purposes such as clearance of portfolio transactions and share redemptions. For purposes of these restrictions, the purchase or sale of securities on a “when-issued,” delayed delivery or forward commitment basis, the purchase and sale of options and futures contracts and collateral arrangements with respect thereto are not deemed to be the issuance of a senior security, a borrowing or a pledge of assets.

Unless otherwise indicated, all limitations apply only at the time that a transaction is undertaken. Any change in the percentage of the BlackRock Fund’s assets invested in certain securities or other instruments resulting from market fluctuations or other changes in the BlackRock Fund’s total assets will not require the BlackRock Fund to dispose of an investment until the adviser or sub-adviser determines that it is practicable to sell or close out the investment without undue market or tax consequences.

A-2

APPENDIX B

The following officers and trustees of the BlackRock Fund are also officers, directors or shareholders of BlackRock Advisors:

Name	Position Held with the BlackRock Fund	Position Held with BlackRock Advisors	Ownership interest in BlackRock Advisors, BlackRock, Inc. and/or The PNC Financial Services Group, Inc. (as of February 27, 2004)
Laurence D. Fink	President, Trustee	Chief Executive Officer	Owns less than 1.00% of Class A and 3.57% of Class B of BlackRock, Inc., and less than 1.00% of The PNC Financial Services Group, Inc.
Paul Audet	Treasurer	Member of Board of Directors	*
Anne Ackerley	Vice President	Managing Director	*
Ellen L. Corson	Assistant Treasurer	N/A	*
Brian P. Kindelan	Secretary	Director	*
Vincent Tritto	Assistant Secretary	N/A	*
Bart Battista	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Managing Director	*

*	Owns less than 1.00% of BlackRock, Inc. and/or The PNC Financial Services Group, Inc.

The directors and principal executive officers of BlackRock Advisors, and their addresses and principal occupations are:

Name and Address	Principal Occupation
Laurence D. Fink, Chief Executive Officer 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chairman and Chief Executive Officer

Ralph L. Schlosstein, Director and President 40 East 52nd Street New York, NY 10022	BlackRock, Inc., President and Director

Robert S. Kapito, Director and Vice Chairman 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Vice Chairman

Paul L. Audet, Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Chief Financial Officer and Managing Director

Robert P. Connolly, Managing Director, General Counsel and Secretary 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director, General Counsel and Secretary

B-1

Name and Address	Principal Occupation
Laurence J. Carolan, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Kevin M. Klingert, Director and Managing Director 40 East 52nd Street New York, NY 10022	BlackRock, Inc., Managing Director

John P. Moran, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Thomas H. Nevin, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

Mark Steinberg, Director and Managing Director 100 Bellevue Parkway Wilmington, DE 19809	BlackRock, Inc., Managing Director

If the shareholders of the SSR Fund approve the Reorganization, they will immediately become subject to the Advisory Agreement with BlackRock Advisors.

SSRM was paid an aggregate fee of $4,250,653 for investment advisory services for the fiscal year ended March 31, 2004, from the SSR Fund. The SSRM would have earned $3,143,370 during the year ended March 31, 2004, if the BlackRock Fund’s advisory fee rate had applied. Such amounts do not reflect any fee waivers. This accounted for a -26% difference between fee rates.

B-2

APPENDIX C

Form of Agreement and Plan of Reorganization

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this [            ] day of [                    ], 2004, by and among BlackRock FundsSM, a registered investment company and a Massachusetts business trust (the “Acquiring Trust”), with respect to BlackRock Balanced Portfolio, a separate series of the Acquiring Trust (the “BlackRock Fund”), and State Street Research Income Trust, a registered investment company and a Massachusetts business trust (the “Selling Trust”), with respect to State Street Research Asset Allocation Fund, a separate series of the Selling Trust (the “SSR Fund”).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the SSR Fund in exchange for Investor A, B, C and Institutional shares of the BlackRock Fund (“BlackRock Fund Shares”); (ii) the assumption by the Acquiring Trust, on behalf of the BlackRock Fund, of the Stated Liabilities (as defined in paragraph 1.3) of the SSR Fund; and (iii) the distribution, after the Closing Date (as defined in paragraph 3.1), of the BlackRock Fund Shares to the shareholders of the SSR Fund and the termination, dissolution and complete liquidation of the SSR Fund, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the BlackRock Fund is a separate series of the Acquiring Trust, and the SSR Fund is a separate series of the Selling Trust; the Acquiring Trust and the Selling Trust are open-end, registered management investment companies within the meaning of the Investment Company Act of 1940 (the “1940 Act”), and the SSR Fund owns securities that generally are assets of the character in which the BlackRock Fund is permitted to invest;

WHEREAS, each of the BlackRock Fund and the SSR Fund is properly treated as a “regulated investment company” under Subchapter M of the Code;

WHEREAS, the BlackRock Fund is authorized to issue its shares of beneficial interest;

WHEREAS, the Board of Trustees of the Acquiring Trust has determined that the Reorganization is in the best interests of the BlackRock Fund and that the interests of the existing shareholders of the BlackRock Fund will not be diluted as a result of the Reorganization;

WHEREAS, the Board of Trustees of the Selling Trust has determined that the Reorganization is in the best interests of the SSR Fund and that the interests of the existing shareholders of the SSR Fund will not be diluted as a result of the Reorganization;

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE SSR FUND IN EXCHANGE FOR BLACKROCK

FUND SHARES AND THE ASSUMPTION OF SSR FUND STATED LIABILITIES

AND LIQUIDATION OF THE SSR FUND

1.1 THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the SSR Fund agrees to convey, transfer and deliver the assets of the SSR Fund described in paragraph 1.2 to the BlackRock Fund free and clear of all liens, encumbrances and claims whatsoever. In exchange, the BlackRock Fund agrees: (a) to deliver to the SSR Fund the number of full and fractional shares of each corresponding class of BlackRock Fund, determined by dividing: (i) the aggregate value of the SSR Fund’s assets, net of the liabilities of the SSR Fund, attributable to each share class of the SSR Fund (as set forth below), computed in the manner and as of the time and date set forth in paragraph 2.1, by (ii) the net asset value of one BlackRock Fund Share of the corresponding class (as set forth below) computed in the manner and as of the time and date set forth in paragraph 2.2; and (b) to assume the Stated Liabilities of the SSR Fund described in paragraph 1.3. Such transactions shall take place at the closing (the “Closing”) provided for in paragraph 3.1.

The classes of shares of the BlackRock Fund correspond to the classes of shares of the SSR Fund as follows: Investor A shares of the BlackRock Fund correspond to Class A and Class B shares of the SSR Fund; Investor B shares of the BlackRock Fund correspond to Class B(1) shares of the SSR Fund; Investor C shares of the BlackRock Fund correspond to Class C shares of the SSR Fund; and Institutional Shares of the BlackRock Fund correspond to Class S shares of the SSR Fund.

1.2 ASSETS TO BE ACQUIRED. The assets of the SSR Fund to be acquired by the BlackRock Fund shall consist of all property owned by the SSR Fund, including, without limitation, all cash, securities, commodities, interests in futures and other financial instruments, claims (whether absolute or contingent, known or unknown), receivables (including dividends, interest, principal, subscriptions and other receivables), goodwill and other intangible property, all books and records belonging to the SSR Fund, any deferred or prepaid expenses shown as an asset on the books of the SSR Fund on the Closing Date, and all interests, rights, privileges and powers, other than cash in an amount necessary to pay dividends and distributions as provided in paragraph 7.3 and other than the SSR Fund’s rights under this Agreement (the “Assets”).

The SSR Fund will, within 7 days prior to the Closing Date, furnish the BlackRock Fund with (a) a list of the SSR Fund’s portfolio securities and other investments and (b) a list of the SSR Fund’s “historic business assets,” which are defined for this purpose as (i) those assets that were acquired by the SSR Fund prior to the date of the approval of the Reorganization by the Board of Trustees of the Selling Trust, and (ii) those assets that were acquired subsequent to such board approval but in accordance with the SSR Fund’s investment objectives and not with a view to, or in anticipation or as part of, the Reorganization. The BlackRock Fund will, within 3 days prior to the Closing Date, furnish the SSR Fund with a list of the securities and other instruments, if any, on the SSR Fund’s list referred to above that do not conform to the BlackRock Fund’s investment objectives, policies and restrictions. If requested by the BlackRock Fund, the SSR Fund will dispose of securities and other instruments on the BlackRock Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the SSR Fund and the BlackRock Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the BlackRock Fund with respect to such investments, the SSR Fund, if requested by the BlackRock Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. After the SSR Fund furnishes the BlackRock Fund with the list described above, the SSR Fund will not, without the prior approval of the Acquiring Trust on behalf of the BlackRock Fund, acquire any additional securities other than securities which the BlackRock Fund is permitted to purchase, pursuant to its investment objective and policies or otherwise (taking into consideration its own portfolio composition as of such date). Notwithstanding the foregoing, (a) nothing herein will require the SSR Fund to dispose of any portfolios, securities or other investments, if, in the reasonable judgment of the SSR Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund and (b) nothing will permit the SSR Fund to dispose of any portfolio securities or other investments if, in the reasonable judgment of the BlackRock Fund’s trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization for federal income tax purposes or would otherwise not be in the best interests of the SSR Fund.

1.3 LIABILITIES TO BE ASSUMED. The SSR Fund will endeavor to identify and discharge, to the extent practicable, all of its liabilities and obligations, including all liabilities relating to operations, before the Closing Date. The BlackRock Fund shall assume only those accrued and unpaid liabilities of the SSR Fund set forth in the SSR Fund’s statement of assets and liabilities as of the Closing Date delivered by the SSR Fund to the BlackRock Fund pursuant to paragraph 5.2 (the “Stated Liabilities”). The BlackRock Fund shall assume only the Stated Liabilities and shall not assume any other debts, liabilities or obligations of the SSR Fund.

1.4 STATE FILINGS. Prior to the Closing Date, the Selling Trust shall make any filings with the Commonwealth of Massachusetts that are required under the laws of the Commonwealth of Massachusetts to be made prior to the Closing Date.

1.5 LIQUIDATION AND DISTRIBUTION. On or as soon as practicable after the Closing Date the SSR Fund will distribute in complete liquidation of the SSR Fund, pro rata to its shareholders of record, determined as of the close of business on the Closing Date (the “SSR Fund Shareholders”), all of the BlackRock Fund Shares received by the SSR Fund. Upon completion of the distribution of all of the BlackRock Fund shares in accordance with the prior sentence, the SSR Fund will thereupon proceed to dissolve and terminate as set forth in paragraph 1.9 below. Such distribution will be accomplished by the transfer on the books of the BlackRock Fund of BlackRock Fund Shares credited to the account of the SSR Fund to open accounts on the share records of the BlackRock Fund in the name of the SSR Fund Shareholders, and representing the respective pro rata number of each class of BlackRock Fund Shares due SSR Fund Shareholders holding the corresponding class of SSR Fund shares. All issued and outstanding shares of the SSR Fund will, simultaneously with the liquidation, be cancelled on the books of the SSR Fund and will be null and void. The BlackRock Fund shall not issue certificates representing BlackRock Fund Shares in connection with such transfer.

1.6 OWNERSHIP OF SHARES. Ownership of BlackRock Fund Shares will be shown on the books of the BlackRock Fund’s transfer agent.

1.7 TRANSFER TAXES. Any transfer taxes payable upon the issuance of BlackRock Fund Shares in a name other than the registered holder of the SSR Fund shares on the books of the SSR Fund as of that time shall, as a condition of such transfer, be paid by the person to whom such BlackRock Fund Shares are to be issued and transferred.

1.8 REPORTING RESPONSIBILITY. Any reporting responsibility of the SSR Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the SSR Fund, or the Selling Trust on behalf of the SSR Fund.

1.9 TERMINATION AND DISSOLUTION. The SSR Fund shall be terminated and dissolved promptly following all distributions made pursuant to paragraph 1.5 in accordance with the laws of the Commonwealth of Massachusetts and the federal securities laws.

1.10 BOOKS AND RECORDS. Immediately after the Closing Date, the share transfer books relating to the SSR Fund shall be closed and no transfer of shares shall thereafter be made on such books. All books and records of the SSR Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder transferred to the BlackRock Fund, shall be made available to the SSR Fund from and after the Closing Date at the BlackRock Fund’s cost of producing such books and records until at least the date through which such books and records must be maintained under applicable law.

1.11 The Acquiring Trust shall take all actions expressed herein as being the obligations of the BlackRock Fund on behalf of the BlackRock Fund. The Selling Trust shall take on behalf of the SSR Fund all actions expressed herein as being the obligations of the SSR Fund.

ARTICLE II

VALUATION

2.1 VALUATION OF ASSETS. The gross value of the Assets to be acquired by the BlackRock Fund hereunder shall be the gross value of such Assets as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date, after the payment of the dividends pursuant to Section 7.3, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2 VALUATION OF SHARES. The net asset value per share of each class of the BlackRock Fund Shares shall be the net asset value per share for that class computed on the Closing Date, using the BlackRock Fund’s valuation procedures or such other valuation procedures as shall be mutually agreed upon by the parties.

ARTICLE III

CLOSING AND CLOSING DATE

3.1 CLOSING DATE. Subject to the terms and conditions set forth herein, the Closing shall occur on [                    ], or such other date as the parties may agree to in writing (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the close of regular trading on the NYSE on the Closing Date. The Closing shall be held at the offices of Skadden, Arps, Slate, Meagher & Flom LLP at One Beacon Street, Boston, Massachusetts 02108-3194, or at such other time and/or place as the parties may agree.

3.2 CUSTODIAN’S CERTIFICATE. The SSR Fund shall instruct its Custodian, State Street Bank and Trust Company (the “Custodian”), to deliver at the Closing a certificate of an authorized officer stating that: (a) the Assets have been delivered in proper form to the BlackRock Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the SSR Fund. The SSR Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian to the custodian for the BlackRock Fund, PFPC Trust Company, for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund, duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof free and clear of all liens, encumbrances and claims whatsoever, in accordance with the custom of brokers. The SSR Fund’s securities and instruments deposited with a securities depository (as defined in Rule 17f-4 under the 1940 Act) or other permitted counterparties or a futures commission merchant (as defined in Rule 17f-6 under the 1940 Act) shall be delivered as of the Closing Date by book entry in accordance with the customary practices of such depositories and futures commission merchants and the Custodian. The cash to be transferred by the SSR Fund shall be transferred and delivered by the SSR Fund as of the Closing Date for the account of the BlackRock Fund.

3.3 EFFECT OF SUSPENSION IN TRADING. In the event that, on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the BlackRock Fund or the SSR Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the BlackRock Fund or the SSR Fund is impracticable, the Closing shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored or such other date as the parties may agree to.

3.4 TRANSFER AGENT’S CERTIFICATE. The SSR Fund shall instruct its transfer agent, State Street Bank and Trust Company, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of SSR Fund Shareholders as of the Closing Date, and the number and percentage ownership (to four decimal places) of outstanding shares owned by each SSR Fund Shareholder immediately prior to the Closing. The BlackRock Fund shall issue and deliver, or instruct its transfer agent to issue and deliver, a confirmation evidencing BlackRock Fund Shares to be credited on the Closing Date to the SSR Fund, or provide evidence reasonably satisfactory to the SSR Fund that such BlackRock Fund Shares have been credited to the SSR Fund’s account on the books of the BlackRock Fund.

3.5 DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, assumptions of liabilities, receipts and other documents, if any, as such other party or its counsel may reasonably request.

3.6 FAILURE TO DELIVER ASSETS. If the SSR Fund is unable to make delivery pursuant to paragraph 3.2 hereof to the custodian for the BlackRock Fund of any of the Assets of the SSR Fund for the reason that any of such Assets have not yet been delivered to it by the SSR Fund’s broker, dealer or other counterparty, then, in lieu of such delivery, the SSR Fund shall deliver, with respect to said Assets, executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the BlackRock Fund or its custodian, including brokers’ confirmation slips.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1 REPRESENTATIONS OF THE SSR FUND. The Selling Trust, on behalf of the SSR Fund, represents and warrants to the Acquiring Trust, on behalf of the BlackRock Fund, as follows:

(a) The Selling Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The SSR Fund is a legally designated, separate series of the Selling Trust. The Selling Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the SSR Fund. The Selling Trust, on behalf of the SSR Fund, has all material federal, state and local authorizations necessary to own all of the properties and the Assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the SSR Fund.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Selling Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the SSR Fund.

(c) The Registration Statement on Form N-14 and the Combined Prospectus/Proxy Statement contained therein as so amended or supplemented (the “Registration Statement”), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Selling Trust and the SSR Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Selling Trust and the SSR Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. Any written information furnished by the Selling Trust with respect to the Selling Trust and the SSR Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The SSR Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The SSR Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Selling Trust on behalf of the SSR Fund will not result in the violation of, Massachusetts law or any provision of the Selling Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Selling Trust (with respect to the SSR Fund) or the SSR Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Selling Trust on behalf of the SSR Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Trust or the SSR Fund is a party or by which it is bound.

(f) The SSR Fund has no material contracts, agreements or other commitments that will not be terminated without liability to it before the Closing Date, other than liabilities, if any, to be discharged prior to the Closing Date or reflected as Stated Liabilities in the statement of assets and liabilities as provided in paragraph 5.2 hereof.

(g) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Selling Trust’s knowledge threatened against the SSR Fund or any of its properties or Assets which, if adversely determined, would materially and adversely affect the Selling Trust or the SSR Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the SSR Fund to carry out the transactions contemplated by this Agreement. The SSR Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(h) The audited financial statements of the SSR Fund for the fiscal year ended March 31, 2004, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by Deloitte & Touche LLP, and such statements (true and complete copies of which have been furnished to the BlackRock Fund) fairly reflect the financial condition and the results of operations of the SSR Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the SSR Fund whether actual or contingent and whether or not determined or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(i) There have been no changes in the financial position of the SSR Fund as reflected in the audited financial statements for the fiscal year ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of SSR Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since March 31, 2004, there has been no material adverse changes in the SSR Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the SSR Fund (other than changes occurring in the ordinary course of business), or any incurrence by the SSR Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.1(i), a decline in the net asset value of the SSR Fund due to declines in the value of SSR Fund’s Assets, the discharge of SSR Fund liabilities or the redemption of SSR Fund shares by SSR Fund Shareholders shall not constitute a material adverse change.

(j) Since March 31, 2004 there has not been (i) any change in the business, results of operations, assets or financial condition or the manner of conducting the business of the SSR Fund other than changes in the ordinary course of its business, or any pending or threatened litigation, which has had or may have a material adverse effect on such business, results of operations, assets or financial condition; (ii) issued any option to purchase or other right to acquire shares of the SSR Fund granted by or on behalf of the SSR Fund to any person other than subscriptions to purchase shares at net asset value in accordance with the terms in the prospectus for the SSR Fund; (iii) any entering into, amendment or termination of any contract or agreement by or on behalf of the SSR Fund, except as otherwise contemplated by this Agreement; (iv) any indebtedness incurred, other than in the ordinary course of business, by or on behalf of the SSR Fund for borrowed money or any commitment to borrow money by or on behalf of the SSR Fund; (v) any amendment of the Selling Trust’s organizational documents in a manner materially affecting the SSR Fund; and (vi) any grant or imposition of any lien, claim, charge or encumbrance (other than encumbrances arising in the ordinary course of business with respect to covered options) upon any asset of the SSR Fund other than a lien for taxes not yet due and payable.

(k) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the SSR Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the SSR Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(l) The Selling Trust has an unlimited number of authorized shares of beneficial interest of which, as of [                    ], 2004, there were outstanding [            ] shares of the SSR Fund, and no shares of the SSR Fund were held in the treasury of the Selling Trust. All issued and outstanding shares of beneficial interest of the SSR Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the Securities Act of 1933 (the “1933 Act”) and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the SSR Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the SSR Fund’s transfer agent as provided in paragraph 3.4. The SSR Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the SSR Fund shares and has no outstanding securities convertible into any of the SSR Fund shares.

(m) At the Closing Date, the Selling Trust, on behalf of the SSR Fund, will have good and marketable title to the Assets to be transferred to the BlackRock Fund pursuant to paragraph 1.2, and full right, power and authority to sell, assign, transfer and deliver such Assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the BlackRock Fund has received notice and which have been taken into account in the net asset valuation of the SSR Fund, and, upon delivery of the Assets and the filing of any documents that may be required under Massachusetts state law, the BlackRock Fund will acquire good and marketable title to the Assets, subject to no restrictions on their full transfer, other than such restrictions as might arise under the 1933 Act, and other than as disclosed to and accepted by the BlackRock Fund.

(n) The Selling Trust, on behalf of the SSR Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Selling Trust. Subject to approval by the SSR Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the SSR Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(o) The information to be furnished by the SSR Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(p) The SSR Fund has elected to qualify and has qualified as a “regulated investment company” under the Code (a “RIC”) as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code for its taxable year ending upon its liquidation; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(q) Except for the Registration Statement and the approval of this Agreement by the SSR Fund’s Shareholders, no consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(r) is required for the consummation by the Selling Trust, on behalf of the SSR Fund, of the transactions contemplated by this Agreement.

(r) The Selling Trust has called a special meeting of SSR Fund Shareholders to consider and act upon this Agreement (or transactions contemplated hereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein. Such meeting shall be scheduled for no later than [                    ] (or such other date as the parties may agree to in writing).

4.2 REPRESENTATIONS OF THE BLACKROCK FUND. The Acquiring Trust, on behalf of the BlackRock Fund, represents and warrants to the Selling Trust on behalf of the SSR Fund, as follows:

(a) The Acquiring Trust is a voluntary association with transferable shares commonly referred to as a Massachusetts business trust that is duly organized, validly existing and in good standing under laws of the Commonwealth of Massachusetts. The BlackRock Fund is a legally designated, separate series of the Acquiring Trust. The Acquiring Trust is duly authorized to transact business in the Commonwealth of Massachusetts and is qualified to do business in all jurisdictions in which it is required to be so qualified, except jurisdictions in which the failure to so qualify would not have a material adverse effect on the BlackRock Fund. The Acquiring Trust, on behalf of the BlackRock Fund, has all material federal, state and local authorizations necessary to own all of its properties and assets and to carry on its business as now being conducted, except authorizations which the failure to so obtain would not have a material adverse effect on the BlackRock Fund.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect. The Acquiring Trust is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder with respect to the BlackRock Fund.

(c) The Registration Statement as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Trust and the BlackRock Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Trust and the BlackRock Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except that no representations and warranties in this paragraph 4.2 apply to statements or omissions made in reliance upon and in conformity with written information concerning the SSR Fund furnished to the BlackRock Fund by the SSR Fund. From the effective date of the Registration Statement (as defined in paragraph 4.1(c)) through the time of the meeting of the SSR Fund Shareholders and on the Closing Date, any written information furnished by the Acquiring Trust with respect to the Acquiring Trust and the BlackRock Fund for use in the Registration Statement or any other materials provided in connection with the Reorganization, as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(d) The BlackRock Fund’s prospectus, statement of additional information and shareholder reports, each to the extent incorporated by reference in the Registration Statement, are accurate and complete in all material respects and comply in all material respects with federal securities and other laws and regulations, and do not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances in which such statements were made, not misleading.

(e) The BlackRock Fund is not in violation of, and the execution, delivery and performance of this Agreement in accordance with its terms by the Acquiring Trust on behalf of the BlackRock Fund will not result in the violation of, Massachusetts law or any provision of the Acquiring Trust’s declaration of trust or bylaws or of any material agreement, indenture, note, mortgage, instrument, contract, lease or other undertaking to which the Acquiring Trust (with respect to the BlackRock Fund) or the BlackRock Fund is a party or by which it is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Trust on behalf of the BlackRock Fund, result in the acceleration of any obligation, or the imposition of any penalty, under any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Trust or the BlackRock Fund is a party or by which it is bound.

(f) No litigation, claims, actions, suits proceeding or investigation of or before any court or governmental body is pending or to the Acquiring Trust’s knowledge threatened against the BlackRock Fund or any of its properties or its BlackRock’s assets which, if adversely determined, would materially and adversely affect the Acquiring Trust or the BlackRock Fund’s financial condition, the conduct of its business or which would prevent or hinder the ability of the BlackRock Fund to carry out the transactions contemplated by this Agreement. The BlackRock Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g) The audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied and have been audited by PricewaterhouseCoopers LLP, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements. The unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004 have been prepared in accordance with accounting principles generally accepted in the United States of America consistently applied by the BlackRock Fund, and such statements (true and complete copies of which have been furnished to the SSR Fund) fairly reflect the financial condition and the results of operations of the BlackRock Fund as of such date and the results of operations and changes in net assets for the periods indicated, and there are no liabilities of the BlackRock Fund whether actual or contingent and whether or not determined or determinable as of such date that are required to be disclosed but are not disclosed in such statements.

(h) There have been no changes in the financial position of the BlackRock Fund as reflected in the audited financial statements of the BlackRock Fund as of September 30, 2003 and for the fiscal year then ended, and the unaudited financial statements of the BlackRock Fund for the six months ended March 31, 2004, other than those occurring in the ordinary course of business consistent with past practice in connection with the purchase and sale of portfolio assets, the issuance and redemption of BlackRock Fund shares and the payment of normal operating expenses, dividends and capital gains distributions. Since the date of the financial statements referred to in paragraph 4.2(g) above, there has been no material adverse changes in the BlackRock Fund’s financial condition, assets, liabilities or business, results of operations or the manner of conducting business of the BlackRock Fund (other than changes occurring in the ordinary course of business), or any incurrence by the BlackRock Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted in writing by the BlackRock Fund. For the purposes of this paragraph 4.2 (h), a decline in the net asset value of the BlackRock Fund due to declines in the value of BlackRock Fund’s Assets, the discharge of the BlackRock Fund liabilities or the redemption of BlackRock Fund shares by BlackRock Fund Shareholders shall not constitute a material adverse change.

(i) As of the date hereof and at the Closing Date, all federal and other tax returns and reports of the BlackRock Fund required by law to be filed have or shall have been timely and duly filed by such dates (including any extensions) and are or will be correct in all material respects, and all federal and other taxes required to be paid pursuant to such returns and reports have been paid. To the best of the BlackRock Fund’s knowledge after reasonable investigation, no such return is currently under audit or examination, and no assessment or deficiency has been asserted with respect to any such returns.

(j) The Acquiring Trust has an unlimited number of authorized shares of beneficial interest of which, as of [                    ], 2004, there were outstanding [            ] shares of the BlackRock Fund, and no shares of the BlackRock Fund were held in the treasury of the Acquiring Trust. All issued and outstanding shares of beneficial interest of the BlackRock Fund have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and applicable state securities laws and are, and on the Closing Date will be, duly authorized and validly issued and outstanding, fully paid and nonassessable, and are not subject to preemptive or dissenter’s rights. All of the issued and outstanding shares of the BlackRock Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the BlackRock Fund’s transfer agent as provided in paragraph 3.4. The BlackRock Fund has no outstanding options, warrants or other rights to subscribe for or purchase any of the BlackRock Fund shares and has no outstanding securities convertible into any of the BlackRock Fund shares.

(k) At the Closing Date, the Acquiring Trust, on behalf of the BlackRock Fund, will have good and marketable title to all of its assets, and full right, power and authority to sell, assign, transfer and deliver such assets hereunder, free of any lien or other encumbrance, except those liens or encumbrances as to which the Selling Trust has received notice at or prior to the Closing Date.

(l) The Acquiring Trust, on behalf of the BlackRock Fund, has the power to enter into this Agreement and to consummate the transactions contemplated herein. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated herein have been duly authorized by all necessary action on the part of the trustees of the Acquiring Trust. This Agreement constitutes a valid and binding obligation of the Acquiring Trust, enforceable in accordance with its terms and no other corporate action or proceedings by the BlackRock Fund are necessary to authorize this Agreement and the transactions contemplated herein, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles.

(m) The BlackRock Fund Shares to be issued and delivered to the SSR Fund for the account of the SSR Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, the BlackRock Fund Shares will be duly and validly issued and will be fully paid and nonassessable, (except as disclosed in the Acquiring Trust’s prospectus and recognizing that under Massachusetts law, shareholders of the Acquiring Trust could, under certain circumstances, be held personally liable for the obligations of such portfolio.)

(n) The information to be furnished by the BlackRock Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o) The BlackRock Fund has elected to qualify and has qualified as a RIC as of and since its first taxable year; has been a RIC under the Code at all times since the end of its first taxable year when it so qualified; qualifies and will continue to qualify as a RIC under the Code; and has satisfied the distribution requirements imposed by the Code for each of its taxable years.

(p) No consent, approval, authorization or order under any federal or state law or of any court or governmental authority is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated herein. No consent of or notice to any third party or entity other than the shareholders of the SSR Fund as described in paragraph 4.1(q) is required for the consummation by the Acquiring Trust, on behalf of the BlackRock Fund, of the transactions contemplated by this Agreement.

ARTICLE V

COVENANTS OF THE BLACKROCK FUND AND THE SSR FUND

5.1 OPERATION IN ORDINARY COURSE. Subject to paragraph 7.3, each of the BlackRock Fund and SSR Fund will operate its business in the ordinary course of business between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and shareholder purchases and redemptions. No party shall take any action that would, or would reasonably be expected to, result in any of its representations and warranties set forth in this Agreement being or becoming untrue in any material respect.

5.2 The Selling Trust will prepare and deliver to the Acquiring Trust on the second business day prior to the Closing Date a statement of the assets and Stated Liabilities of the SSR Fund as of such date for review and agreement by the parties to determine that the assets and Stated Liabilities of the SSR Fund are being correctly determined in accordance with the terms of this Agreement. The Selling Trust will deliver at the Closing (1) an updated statement of assets and Stated Liabilities of the SSR Fund and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, each of (1) and (2) as of the Closing Date, and certified by the Treasurer of the Selling Trust.

5.3 ACCESS TO BOOKS AND RECORDS. Upon reasonable notice, the Selling Trust shall make available to the Acquiring Trust’s officers and agents all books and records of the Selling Trust relating to the SSR Fund.

5.4 ADDITIONAL INFORMATION. The SSR Fund will assist the BlackRock Fund in obtaining such information as the BlackRock Fund reasonably requests concerning the beneficial ownership of the SSR Fund’s shares.

5.5 CONTRACT TERMINATION. The SSR Fund will terminate all agreements to which it is a party (other than this Agreement), effective as of the Closing Date without any liability not paid prior to the Closing Date other than as accrued as part of the Stated Liabilities.

5.6 FURTHER ACTION. Subject to the provisions of this Agreement, the BlackRock Fund and the SSR Fund will take or cause to be taken all action and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date. In particular, each of the Selling Trust and the SSR Fund covenants that it will, as and when reasonably requested by the BlackRock Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the BlackRock Fund may reasonably deem necessary or desirable in order to vest in and confirm the BlackRock Fund’s title to and possession of all the Assets and otherwise to carry out the intent and purpose of this Agreement.

5.7 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within thirty (30) days after the Closing Date, the SSR Fund shall furnish to the BlackRock Fund, in such form as is reasonably satisfactory to the BlackRock Fund, a statement of the earnings and profits of the SSR Fund for federal income tax purposes, as well as any capital loss carryovers and items that BlackRock Fund will succeed and take into account as a result of Section 381 of the Code, and which will be certified by the Treasurer of the Selling Trust.

5.8 UNAUDITED FINANCIAL STATEMENTS. The SSR Fund shall furnish to the BlackRock Fund within five (5) business days after the Closing Date, an unaudited statement of its assets and liabilities, portfolio of investments and the related statements of operations and changes in net assets as of and for the interim period ending on the Closing Date; such financial statements will represent fairly the financial position of the SSR Fund as of the date thereof and the portfolio of investments, the results of operations and changes in net assets indicated in conformity with generally accepted accounting principals applied on a consistent basis and such financial statements shall be certified by the Treasurer of the Selling Trust as complying with the requirements hereof.

5.9 PREPARATION OF REGISTRATION STATEMENT. The Acquiring Trust will prepare and file with the Commission the Registration Statement relating to the BlackRock Fund Shares to be issued to shareholders of the SSR Fund. The Registration Statement shall include a combined prospectus/proxy statement relating to the transactions contemplated by this Agreement. At the time the Registration Statement becomes effective, at the time of the SSR Fund shareholder meeting and at the Closing Date, the Registration Statement shall be in compliance in all material respects with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the materials and information necessary to prepare the Registration Statement, for inclusion therein, in connection with the meeting of the SSR Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein, including in the case of the SSR Fund any special interim financial information necessary for inclusion therein. If at any time prior to the Closing Date a party becomes aware of any untrue statement of material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in light of the circumstances under which they were made, the party discovering the item shall notify the other parties and the parties shall cooperate in prompt preparing, filing and clearing the Commission and, if appropriate, distributing to shareholders appropriate disclosure with respect to the item.

5.10 LIABILITY INSURANCE. Effective on or prior to the Closing Date, for the period beginning at the Closing Date and ending not less than three years thereafter, the Acquiring Trust shall provide, or cause to be provided, reasonable liability insurance covering the actions of the independent trustees of the Selling Trust for the period they served as such to substantially the same extent and with approximately the same deductible as in effect on the date hereof, or provide tail or runoff insurance with the same terms and limits as currently in effect; provided, however, that in no event shall the Acquiring Trust be required to expend in excess of 200% of the annual premium currently paid by the Selling Trust for its current policy of liability insurance; and provided further that if the premium of such insurance coverage exceeds such amount, the Acquiring Trust shall be obligated to obtain a policy with the greatest coverage available for a cost not exceeding such amount.

5.11 TAX STATUS OF REORGANIZATION. The intention of the parties is that the transaction contemplated by this Agreement will qualify as a reorganization within the meaning of Section 368(a) of the Code. Neither the Acquiring Trust nor the Selling Trust shall take any action or cause any action to be taken (including, without limitation, the filing of any tax return) that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the BlackRock Fund and the SSR Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the Acquiring Trust, to render the tax opinion required herein (including, without limitation, each party’s execution of representations reasonably requested by and addressed to Skadden, Arps, Slate, Meagher & Flom LLP).

5.12 REASONABLE BEST EFFORTS. Each of the Acquiring Trust, the BlackRock Fund, the Selling Trust and the SSR Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement.

5.13 INTERIM ADVISORY CONTRACT. In the event that, prior to the Closing Date, a special shareholder meeting for the SSR Fund is duly convened but adjourned solely as a result of a failure of the requisite vote to be obtained because the quorum required therefor under the 1940 Act is not present at such meeting, the Selling Trust shall use its reasonable best efforts to (a) cause the Selling Trust’s trustees to approve, in accordance with Rule 15a-4 under the 1940 Act, an interim investment advisory contract, to be effective at the Closing Date, for the SSR Fund with BlackRock Advisors, Inc. containing terms that, subject to applicable law, are no less favorable to the SSR Fund than the terms of the existing investment advisory contract with State Street Research & Management Company and (b) as promptly as practicable following the adjournment of such meeting, cause the Selling Trust’s board of trustees to take such action as may be necessary to re-convene a special meeting of the shareholders of the SSR Fund to be held as promptly as reasonably practicable following such adjournment for the purpose of obtaining the approval of such shareholders of such new investment advisory contract as contemplated by clause (a) above.

5.14 AUTHORIZATIONS. The BlackRock Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and any state blue sky or securities laws as it may deem appropriate in order to operate in the normal course of business after the Closing Date.

ARTICLE VI

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SSR FUND

The obligations of the SSR Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the BlackRock Fund of all the obligations to be performed by the BlackRock Fund pursuant to this Agreement on or before the Closing Date and, in addition, subject to the following conditions:

6.1 All representations, covenants and warranties of the Acquiring Trust, on behalf of itself and the BlackRock Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The BlackRock Fund shall have delivered to the SSR Fund a certificate executed in the SSR Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the SSR Fund and dated as of the Closing Date, to such effect and as to such other matters as the SSR Fund shall reasonably request. The SSR Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Acquiring Trust approving this Agreement and the transactions contemplated herein.

6.2 The Selling Trust shall have received on the Closing Date an opinion from Skadden, Arps, Slate, Meagher & Flom LLP and its affiliates, dated as of the Closing Date, in a form reasonably satisfactory to the Selling Trust, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Acquiring Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Acquiring Trust is registered as an open-end management investment company under the 1940 Act and the BlackRock Fund is a series thereof.

(c) The Acquiring Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Acquiring Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Acquiring Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Selling Trust constitutes the valid and binding obligation of the Acquiring Trust, enforceable against the Acquiring Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Acquiring Trust of the Agreement and the performance by the Acquiring Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Acquiring Trust.

(f) Neither the execution, delivery or performance by the Acquiring Trust of the Agreement nor the compliance by the Acquiring Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Acquiring Trust or the enforceability of the Agreement against the Acquiring Trust.

(h) The BlackRock Fund Shares being issued pursuant to the Agreement have been duly authorized by the Acquiring Trust and upon issuance thereof in accordance with the Agreement, will be validly issued, fully paid.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE BLACKROCK FUND

The obligations of the BlackRock Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the SSR Fund of all the obligations to be performed by the SSR Fund pursuant to this Agreement on or before the Closing Date and, in addition, shall be subject to the following conditions:

7.1 All representations, covenants and warranties of the Selling Trust, on behalf of itself and the SSR Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The SSR Fund shall have delivered to the BlackRock Fund on the Closing Date a certificate executed in the SSR Fund’s name by the Selling Trust’s President and the Treasurer, in form and substance satisfactory to the BlackRock Fund and dated as of the Closing Date, to such effect and as to such other matters as the BlackRock Fund shall reasonably request. The BlackRock Fund shall have received certified copies of the resolutions adopted by the Board of Trustees of the Selling Trust approving this Agreement and the transactions contemplated herein.

7.2 The SSR Fund shall have delivered to the BlackRock Fund (1) a statement as of the Closing Date of the SSR Fund’s assets and Stated Liabilities, in accordance with paragraph 5.2, and (2) a list of the SSR Fund’s portfolio showing the tax costs of each of its assets by lot and the holding periods of such assets, as of the Closing Date, certified by the Treasurer of the Selling Trust.

7.3 Except to the extent prohibited by Rule 19b-1 under the 1940 Act, prior to the valuation of the Assets on the Closing Date, the SSR Fund shall have declared a dividend or dividends, with a record and ex-dividend date prior to the valuation of the Assets, which, together with all previous dividends, shall have the effect of distributing to the SSR Fund shareholders all of the SSR Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any capital loss carry forward).

7.4 The BlackRock Fund shall have received on the Closing Date an opinion of Ropes & Gray LLP, dated as of the Closing Date, in a form reasonably satisfactory to the BlackRock Fund, covering the following points with such assumptions, exceptions and limitations as are customary in opinions of this sort:

(a) The Selling Trust is a business trust validly existing under the applicable laws of the Commonwealth of Massachusetts.

(b) The Selling Trust is registered as an open-end management investment company under the 1940 Act and the SSR Fund is a series thereof.

(c) The Selling Trust has the power and authority to execute, deliver and perform all of its obligations under the Agreement under the applicable laws of the Commonwealth of Massachusetts. The execution and delivery of the Agreement and the consummation by the Selling Trust of the transactions contemplated thereby have been duly authorized by all requisite statutory trust action on the part of the Selling Trust under the applicable laws of the Commonwealth of Massachusetts.

(d) The Agreement has been duly executed and delivered by the Selling Trust under the applicable laws of the Commonwealth of Massachusetts and assuming the Agreement is valid and binding obligation of the Acquiring Trust constitutes the valid and binding obligation of the Selling Trust, enforceable against the Selling Trust in accordance with its terms under the applicable laws of the Commonwealth of Massachusetts.

(e) The execution and delivery by the Selling Trust of the Agreement and the performance by the Selling Trust of its obligations under the Agreement do not conflict with the declaration of trust or the by-laws of the Selling Trust.

(f) Neither the execution, delivery or performance by the Selling Trust of the Agreement nor the compliance by the Selling Trust with the terms and provisions thereof will contravene any provision of any applicable law of the Commonwealth of Massachusetts or any applicable law of the United States of America.

(g) No governmental approval, which has not been obtained or taken and is not in full force and effect, is required to authorize, or is required in connection with, the execution or delivery of the Agreement by the Selling Trust or the enforceability of the Agreement against the Selling Trust.

7.5 As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any material increase in the investment management fees, fee levels payable pursuant to any 12b-1 plan of distribution or shareholder servicing plan or agreement, other fees payable for services provided to the SSR Fund, or sales loads of the SSR Fund nor any material reduction in the fee waiver or expense reduction undertakings from those described in the Registration Statement.

7.6 The Selling Trust shall have taken all steps required to terminate all agreements to which it is a party (other than this Agreement), other than as accrued as part of the Stated Liabilities.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH OF THE

BLACKROCK FUND AND SSR FUND

If any of the conditions set forth below shall not have been satisfied on or before the Closing Date or shall not remain satisfied with respect to the SSR Fund or the BlackRock Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

8.1 This Agreement and the transactions contemplated herein, with respect to the SSR Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the SSR Fund in accordance with the provisions of the Selling Trust’s agreement and declaration of trust and bylaws, applicable Massachusetts law and the 1940 Act. Evidence of such approval shall have been delivered to the BlackRock Fund, in such form as shall be reasonably acceptable to the BlackRock Fund. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the conditions set forth in this paragraph 8.1.

8.2 The Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act.

8.3 All third party consents and all consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal authorities) in each case required to permit consummation of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not reasonably be expected to have a material adverse effect on the assets or properties of the BlackRock Fund or the SSR Fund, provided that either party hereto may waive any such conditions for itself.

8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act. The registration statement of the Acquiring Trust on Form N-1A under the 1940 Act covering the sale of shares of the BlackRock Fund shall be effective.

8.5 As of the Closing Date, there shall be no pending litigation brought by any person against the Selling Trust, the SSR Fund, the Acquiring Trust or the BlackRock Fund or any of the investment advisers, trustees or officers of the foregoing, arising out of, or seeking to prevent completion of the transactions contemplated by, this Agreement. Furthermore, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.6 The Acquiring Trust and the Selling Trust each shall have received an opinion of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel to the BlackRock Fund substantially to the effect that, based on certain facts, assumptions and representations of the parties, for federal income tax purposes:

(a) the transfer of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund followed by the distribution of BlackRock Fund Shares to the SSR Fund Shareholders in complete dissolution and liquidation of the SSR Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the BlackRock Fund and the SSR Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code;

(b) no gain or loss will be recognized by the BlackRock Fund upon the receipt of all of the Assets solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund;

(c) no gain or loss will be recognized by the SSR Fund upon the transfer of the Assets to the BlackRock Fund solely in exchange for BlackRock Fund Shares and the assumption by the BlackRock Fund of the Stated Liabilities of the SSR Fund or upon the distribution (whether actual or constructive) of BlackRock Fund Shares to SSR Fund Shareholders in exchange for such shareholders’ shares of the SSR Fund in liquidation of the SSR Fund;

(d) no gain or loss will be recognized by the SSR Fund Shareholders upon the exchange of their SSR Fund shares solely for BlackRock Fund Shares in the Reorganization;

(e) the aggregate tax basis of BlackRock Fund Shares received by each SSR Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the SSR Fund shares exchanged therefor by such shareholder;

(f) the holding period of BlackRock Fund Shares to be received by each SSR Fund Shareholder pursuant to the Reorganization will include the period during which the SSR Fund shares exchanged therefor were held by such shareholder, provided such SSR Fund shares are held as capital assets at the time of the Reorganization;

(g) the tax basis of the Assets acquired by the BlackRock Fund will be the same as the tax basis of such Assets to the SSR Fund immediately before the Reorganization; and

(h) the holding period of the Assets in the hands of the BlackRock Fund will include the period during which those assets were held by the SSR Fund.

Such opinion shall be based on customary assumptions and such representations as Skadden, Arps, Slate, Meagher & Flom LLP may reasonably request, and each SSR Fund and BlackRock Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the BlackRock Fund nor the SSR Fund may waive the condition set forth in this paragraph 8.6.

8.7 The transactions contemplated under the Stock Purchase Agreement (the “Stock Purchase Agreement”) by and among MetLife, Inc., Metropolitan Life Insurance Company, SSRM Holdings, Inc., BlackRock, Inc. and BlackRock Financial Management, Inc., dated August 25, 2004, shall have been consummated.

ARTICLE IX

EXPENSES

Except as otherwise expressly provided in this Agreement, SSRM Holdings, Inc. shall bear the direct and indirect expenses incurred by the SSR Fund, and BlackRock, Inc. shall bear the direct and indirect expenses incurred by the BlackRock Fund, each in connection with the purchase and sale of assets and liquidation and dissolution of the SSR Fund contemplated by the provisions of this Agreement, including all direct and indirect expenses and out-of-pocket costs. Notwithstanding the foregoing sentence, the reasonable out-of-pocket costs and expenses incurred by the parties hereto in connection with the preparation of the Registration Statement and the printing and mailing of the proxy statements and the solicitation of the related proxies for the SSR Fund, shall be borne equally between BlackRock, Inc., on the one hand, and SSRM Holdings, Inc., on the other.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1 The Acquiring Trust, on behalf of the BlackRock Fund, and the Selling Trust, on behalf of the SSR Fund, agree that no party has made to the other party any representation, warranty and/or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

10.2 The representations and warranties of the parties hereto set forth in this Agreement shall not survive the consummation of the transactions contemplated herein.

ARTICLE XI

TERMINATION

11.1 This Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust. In addition, either the Acquiring Trust or the Selling Trust may at their option terminate this Agreement at or before the Closing Date due to:

(a) a material breach by the other of any representation, warranty or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b) a condition herein expressed to be precedent to the obligations of the terminating party or both parties that has not been met if it reasonably appears that it will not or cannot be met; or

(c) the termination of the Stock Purchase Agreement in accordance with its terms.

11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either the BlackRock Fund, the SSR Fund, the Acquiring Trust or the Selling Trust, or their respective Board of Trustees or officers, to the other party or its Board of Trustees. In the event of willful default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII

AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Board of Trustees; provided, however, that, following the meeting of the SSR Fund Shareholders called by the SSR Fund pursuant to paragraph 4.1(r) of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of BlackRock Fund Shares to be issued to the SSR Fund Shareholders under this Agreement to the detriment of such SSR Fund Shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1 The article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this paragraph, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5 It is expressly agreed that the obligations of the Acquiring Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Acquiring Trust personally, but shall bind only the property of the BlackRock Fund, as provided in the declaration of trust of the Acquiring Trust. Moreover, no series of the Acquiring Trust other than the BlackRock Fund shall be responsible for the obligations of the Acquiring Trust hereunder, and all persons shall look only to the assets of the BlackRock Fund to satisfy the obligations of the BlackRock Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the BlackRock Fund and signed by authorized officers of the Acquiring Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the BlackRock Fund as provided in the Acquiring Trust’s declaration of trust.

13.6 It is expressly agreed that the obligations of the Selling Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Selling Trust personally, but shall bind only the trust property of the SSR Fund, as provided in the agreement and declaration of trust of the Selling Trust. Moreover, no series of the Selling Trust other than the SSR Fund shall be responsible for the obligations of the Selling Trust hereunder, and all persons shall look only to the assets of the SSR Fund to satisfy the obligations of the SSR Fund hereunder. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Selling Trust on behalf of the SSR Fund and signed by authorized officers of the Selling Trust, acting as such. Neither the authorization by such Board of Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the SSR Fund as provided in the Selling Trust’s agreement and declaration of trust.

ARTICLE XIV

NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the applicable party: to the Selling Trust, One Financial Center, Boston, Massachusetts 02111, Attention: Richard S. Davis, President and Chief Executive Officer, or to the Acquiring Trust, 40 East 52nd St., New York, New York 10022, Attention: Robert Connolly, or to any other address that the Acquiring Trust or the Selling Trust shall have last designated by notice to the other party.

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

SSR Asset Allocation